As filed with the Securities and Exchange Commission on September 5, 2023

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

RUNWAY GROWTH FINANCE CORP.

(Exact Name of Registrant as Specified in Charter)

205 N. Michigan Ave., Suite 4200

Chicago, Illinois 60601

(Address of Principal Executive Offices)

(312) 281-6270

(Registrant’s Telephone Number, including Area Code)

Thomas B. Raterman

c/o Runway Growth Finance Corp.

205 N. Michigan Ave., Suite 4200

Chicago, Illinois 60601

(Name and Address of Agent for Service)

WITH COPIES TO:

Steven B. Boehm, Esq.

Stephani M. Hildebrandt, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW

Washington, DC 20001

Tel: (202) 383-0100

Fax: (202) 637-3593

Approximate date of commencement of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

☐Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:.

☐This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:.

☐This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:.

Check each box that appropriately characterizes the Registrant:

☐Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under     Rule 23c-3 under the Investment Company Act).

☒A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☒Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 5, 2023

PROSPECTUS

RUNWAY GROWTH FINANCE CORP.

21,054,667 Shares of Common Stock

We are a specialty finance company focused on providing senior secured loans to high growth-potential companies in technology, life sciences, healthcare information and services, business services, select consumer services and products and other high-growth industries.

We invest in senior secured term loans and other senior debt obligations and may on occasion invest in second lien loans. We have and continue to expect to acquire warrants and other equity securities from portfolio companies in connection with our investments in loans to these companies. Our investment objective is to maximize our total return to our stockholders primarily through current income on our loan portfolio, and secondarily through capital appreciation on our warrants and other equity positions, by providing our portfolio companies with financing solutions that are more flexible than traditional credit and less dilutive than equity.

We are a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended. We have elected to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements.

We are externally managed by our investment adviser, Runway Growth Capital, LLC (“Runway Growth Capital”). Runway Growth Capital was formed in 2015 to pursue an investment strategy focused on providing growth financing for dynamic, late and growth stage companies.

We are an “emerging growth company,” as defined in Section 2(a) of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and are subject to reduced public company reporting requirements and are taking advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act.

This prospectus relates to the proposed resale, from time to time, in one or more offerings or series, by the selling stockholders identified in this prospectus or their permitted assigns up to 21,054,667 shares of our common stock. We are not selling any securities under this prospectus and will not receive any proceeds from the sale of the shares of our common stock by the selling stockholders. The common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities. For additional information regarding the methods of sale of shares of our common stock by the selling stockholders, you should refer to the section of this prospectus entitled “Plan of Distribution.” For a list of the selling stockholders, you should refer to the section of this prospectus entitled “Selling Stockholders.” Selling stockholders may not sell any of the common stock pursuant to this registration statement through agents, underwriters or dealers without delivery of this prospectus and prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is traded on the Nasdaq Global Select Market (“Nasdaq”) under the symbol “RWAY.” On August 31, 2023, the last reported sales price of our common stock on Nasdaq was $13.04 per share. The net asset value per share of our common stock at June 30, 2023 (the last date prior to the date of this prospectus for which we reported net asset value) was $14.17.

Investing in our securities involves a high degree of risk, including credit risk, the risk of the use of leverage and the risk of dilution, and is highly speculative. In addition, shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset values. If our shares of our common stock trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in an offering made pursuant to this prospectus or any related prospectus supplement. Before investing in our securities, you should read the discussion of the material risks of investing in our securities, in “Risk Factors” beginning on page 19 of this prospectus or otherwise incorporated by reference herein and included in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus.

This prospectus describes some of the general terms that may apply to an offering of our common stock. The selling stockholders will provide the specific terms of these offerings in one or more supplements to this prospectus. The selling stockholders may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The accompanying prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the accompanying prospectus supplement, any related free writing prospectus and the documents incorporated by reference herein, before investing in our securities and keep them for future reference. We also file periodic and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 205 N. Michigan Ave., Suite 4200, Chicago, IL 60601, calling us at (312) 281-6270 or visiting our corporate website located at https://runwaygrowth.com/document-center/. The SEC also maintains a website at http://www.sec.gov that contains this information. Information on our website or the SEC’s website is not incorporated into or a part of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is                  , 2023.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under this shelf registration statement, the selling stockholders named in this prospectus may sell up to 21,054,667 shares of our common stock previously issued from time to time. See “Plan of Distribution” for more information.

Each time the selling stockholders sell shares of our common stock, the selling stockholders will provide a prospectus and any prospectus supplement containing specific information about the terms of the applicable offering, as required by applicable law. The prospectus supplement may also add, update or change information in this prospectus or in documents incorporated by reference in this prospectus. To the extent that any statement that we or the selling stockholders make in a prospectus supplement is inconsistent with statements made in this prospectus or in documents incorporated by reference in this prospectus, the statements made or incorporated by reference in this prospectus will be deemed modified or superseded by those made in the prospectus supplement. You should read this prospectus as well as the additional information described under the headings “Information Incorporated by Reference” and “Available Information” before making an investment decision.

No person has been authorized to give any information or make any representations in connection with this offering other than those contained or incorporated by reference in this prospectus in connection with the offering described in this prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by us. This prospectus shall not constitute an offer to sell or a solicitation of an offer to buy offered securities in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation. Neither the delivery of this prospectus nor any sale made hereunder shall under any circumstances imply that the information contained or incorporated by reference in this prospectus is correct as of any date subsequent to the date of this prospectus or the date of the document incorporated by reference, as applicable. Our business, financial condition, results of operations and prospects may have changed since those dates.

This prospectus provides you with a general description of common stock that the selling stockholders are selling. Each time selling stockholders use this prospectus to offer securities, they will provide a prospectus supplement that will contain specific information about the terms of that offering. The selling stockholders may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, the selling stockholders may also add, update, or change any of the information contained in this prospectus or in the documents we have incorporated by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the shares of common stock being offered, please carefully read this prospectus, any accompanying prospectus supplement, any free writing prospectus and the documents incorporated by reference in this prospectus and any accompanying prospectus supplement.

This prospectus may contain estimates and information concerning our industry, including market size and growth rates of the markets in which we participate, that are based on industry publications and other third-party reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described or referenced in the section titled “Risk Factors,” that could cause results to differ materially from those expressed in these publications and reports.

This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed or incorporated by reference, or will be filed or incorporated by reference, as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information.”

You should rely only on the information included or incorporated by reference in this prospectus, any prospectus supplement or in any free writing prospectus prepared by the selling stockholders or on their behalf or to which we have referred you. We or selling stockholders have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus, in any accompanying prospectus supplement or in any free writing prospectus prepared by the selling stockholders or on their behalf or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, any accompanying prospectus supplement and any free writing prospectus prepared by the selling stockholders or on their behalf or to which we have referred you do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. You should not assume that the information included or incorporated by reference in this prospectus, in any accompanying prospectus supplement or in any such free writing prospectus is accurate as of any date other than their respective dates. Our financial condition, results of operations and prospects may have changed since any such date. To the extent required by law, we will amend or supplement the information contained or incorporated by reference in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

PROSPECTUS SUMMARY

This summary highlights some of the information included elsewhere in this prospectus or incorporated by reference. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should carefully read the entire prospectus, the applicable prospectus supplement and any related free writing prospectus, including the risks of investing in our securities discussed in the section titled “Risk Factors”, in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus and the applicable prospectus supplement. Before making your investment decision, you should also carefully read the information incorporated by reference into this prospectus, including our financial statements and related notes, and the exhibits to the registration statement of which this prospectus is a part. Throughout this prospectus we refer to Runway Growth Finance Corp. as “we,” “us,” “our” or the “Company,” and to “Runway Growth Capital LLC,” our investment adviser, as “Runway Growth Capital” or “Adviser,” “selling stockholders” refers to the stockholders listed herein in the section titled “Selling Stockholders.”.

Runway Growth Finance Corp.

We are a specialty finance company focused on providing senior secured loans to high growth-potential companies in technology, life sciences, healthcare information and services, business services, select consumer services and products and other high-growth industries. Our goal is to create significant value for our stockholders and the entrepreneurs we support by providing high growth-potential companies with hybrid debt and equity financing that is more flexible than traditional credit and less dilutive than equity. We are managed by Runway Growth Capital, an experienced provider of growth financing for dynamic, late and growth stage companies. Our investment objective is to maximize our total return to our stockholders primarily through current income on our loan portfolio and secondarily through capital gains on our warrants and other equity positions. As of June 30, 2023, we had an investment portfolio, including U.S. Treasury Bills, of $1.1 billion at fair value, and a net asset value of $14.17 per share. We and Runway Growth Capital have a strategic relationship with Oaktree Capital Management, L.P. (“Oaktree”), a leading global investment management firm headquartered in Los Angeles, California, focused on less efficient markets and alternative investments.

We are structured as an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We have also elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). While we currently qualify and intend to qualify annually to be treated as a RIC, no assurance can be provided that we will be able to maintain our tax treatment as RIC. See “Certain U.S. Federal Income Tax Considerations.”

Our Adviser

We are externally managed by Runway Growth Capital. Runway Growth Capital was formed in 2015 to pursue an investment strategy focused on providing growth financing for dynamic, late and growth stage companies. David Spreng, our Chairman, Chief Executive Officer and President, formed our Adviser following a more than 25-year career in venture capital investing and lending. Runway Growth Capital has 26 employees across four offices in the United States, including five investment professionals focused on origination activities and nine focused on underwriting and managing our investment portfolio. Our Adviser consistently demonstrates a credit first culture while maintaining, what we believe, is an admirable reputation among borrowers for industry knowledge, creativity, and understanding of the challenges often faced by late and growth stage companies.

Runway Growth Capital’s senior executive team has on average more than 30 years of experience, and its investment professionals, including origination and underwriting, have on average 27 years of experience. Our Adviser has built its team with investment professionals who have deep industry experience, a track record of successful originations and outcomes across the venture debt and venture and private equity spectrums, along with rich experience in working with and understanding high-growth companies from both an investor’s and an operator’s perspective.

Runway Growth Capital is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Advisers Act”). Subject to the overall supervision of our board of directors (the “Board”), our Adviser manages our day-to-day operations and provides us with investment advisory services pursuant to the second amended and restated investment advisory agreement, dated May 27, 2021 (the “Advisory Agreement”). Pursuant to the Advisory Agreement, we pay Runway Growth Capital a fee for its investment advisory and management services consisting of two components: a base management fee and an incentive fee. The cost of the base management fee and incentive fee are each borne by our stockholders. See “Management and Other Agreements.”

Our Administrator

We have entered into an amended and restated administration agreement (the “Administration Agreement”) with Runway Administrator Services LLC (the “Administrator”), a wholly-owned subsidiary of Runway Growth Capital, pursuant to which our Administrator is responsible for furnishing us with office facilities and equipment and provides us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Pursuant to the Administration Agreement, we pay our Administrator an amount equal to our allocable portion (subject to the review of our Board) of our Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs associates with performing compliance functions. For more information, see “Management and Other Agreements.”

Oaktree Strategic Relationship

In December 2016, we and Runway Growth Capital entered into a strategic relationship with Oaktree. Oaktree is a leading global investment management firm focused on less efficient markets and alternative investments. Oaktree, together with its affiliates, emphasizes an opportunistic, value-oriented and risk-controlled approach to investments in distressed debt, corporate debt (including high-yield debt and senior loans), control investing, real estate, convertible securities and listed equities. In 2019, Brookfield Corporation (f/k/a Brookfield Asset Management Inc.) (“Brookfield”) acquired a majority economic interest in the business of Oaktree and its affiliates. Oaktree and its affiliates operate as an independent business with Brookfield, with their own product offerings and investment, marketing and support teams. Brookfield is a leading global alternative asset manager with over a 100 year history and over $750 billion of assets under management (inclusive of Oaktree and its affiliates) across a broad portfolio of real estate, infrastructure, renewable power, credit and private equity assets.

OCM Growth Holdings, LLC (“OCM Growth”) and Oaktree Opportunities Fund Xb Holdings (Delaware), L.P. (together with OCM Growth, the “OCM Holders”), each an affiliate of Oaktree and a selling stockholder, own 21,030,578 shares and 24,089 shares of our common stock, respectively, or approximately 52% of our outstanding common stock as of August 31, 2023. Pursuant to an irrevocable proxy, shares of our common stock held by OCM Growth must be voted in the same proportion that the Company’s other stockholders vote their shares. As a result, the 21,030,578 shares of the Company’s common stock owned by OCM or approximately 52% of the Company’s outstanding common stock, as of August 31, 2023, are subject to this proxy voting arrangement. OCM Growth has a right to nominate a member of our Board for election for so long as OCM Growth holds shares of our common stock in an amount equal to, in the aggregate, at least one-third (33.33%) of OCM Growth’s initial $125 million capital commitment, which percentage shall be determined based on the dollar value of the shares of common stock owned by OCM Growth. OCM Growth holds the right to appoint a nominee to the Board, subject to the conditions previously described, regardless of the Company’s size (e.g., assets under management or market capitalization) or the beneficial ownership interests of other stockholders. Further, to the extent OCM Growth’s share ownership falls below one-third of its initial $125 million capital commitment under any circumstances, OCM Growth will no longer have the right to appoint a director nominee and will use reasonable efforts to cause such nominee to resign immediately (subject to his or her existing fiduciary duties). Gregory M. Share, a managing director of Oaktree’s Global Opportunities Group, serves on our Board as OCM Growth’s director nominee and is considered an interested director.

In addition, OCM Growth owns a minority interest in Runway Growth Capital and has the right to appoint a member of Runway Growth Capital’s board of managers as well as a member of Runway Growth Capital’s Investment Committee (the “Investment Committee”). Mr. Share serves on Runway Growth Capital’s board of managers and Investment Committee on behalf of OCM Growth. See “Related Party Transactions and Certain Relationships.”

We believe our strategic relationship with Oaktree provides us with access to additional resources and relationships that are incremental to our already expansive network of venture backed companies and venture capital sponsors and additive to our operations.

Our Portfolio

From the commencement of operations in December 2016 through June 30, 2023, we made total commitments of $2.3 billion to fund investments in 71 portfolio companies, invested $1.9 billion in debt and equity investments excluding U.S. Treasury Bills, and realized 32 investments. Of the $2.3 billion total commitments since inception, 30% are related to upsizes from existing borrowers. As of June 30, 2023, our debt investment portfolio consisted of 32 debt investments in 31 portfolio companies with an aggregate fair value of $1.0 billion, while our equity portfolio consisted of 51 warrant positions in 40 portfolio companies, three preferred stock positions in three portfolio companies and four common stock positions in four portfolio companies with an aggregate fair value of $51.1 million.

As of June 30, 2023, 99%, or $1 billion, of our debt investment portfolio at fair value consisted of senior term loans and 99% of our debt investments were secured by a first lien on all or a portion of the tangible and intangible assets of the applicable portfolio company. The debt investments in our portfolio are generally not rated by any rating agency. If the individual debt investments in our portfolio were rated, they would generally be rated below “investment grade.” Securities rated below investment grade are often referred to as “high yield” securities and “junk bonds,” and are considered “high risk” and speculative in nature compared to debt instruments that are rated investment grade.

Certain of the loans we make to portfolio companies have financial maintenance covenants, which are intended to protect lenders from adverse changes in a portfolio company’s financial performance. Venture lenders, in general, focus on a limited set of key financial performance metrics, including minimum liquidity, performance to plan, and investor abandonment, in lieu of a full set of financial performance covenants that do not meaningfully assess the risk of companies at the stage of development of companies in which venture lenders typically invest. As such, many of our loans could be considered covenant-lite by traditional lending standards. We have made and may in the future make or obtain significant exposure to “covenant-lite” loans, which generally are loans that do not require a borrower to comply with financial maintenance covenants. Generally, covenant-lite loans permit borrowers more opportunity to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following certain actions of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, because we make and have exposure to covenant-lite loans, we may have less protection from borrower actions and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

As of June 30, 2023, we had unfunded commitments of $234.3 million to our existing portfolio companies, of which $103 million is available to be drawn based on agreed upon business and financial milestones. We believe that our available cash balances, availability under our Credit Agreement with KeyBank National Association (as amended, the “Credit Agreement”) provides sufficient funds to cover our unfunded commitments as of June 30, 2023.

For the three and six months ended June 30, 2023, our debt investment portfolio had a dollar-weighted annualized yield of 16.69% and 15.65%, respectively. For the three and six months ended June 30, 2022, our debt investment portfolio had a dollar-weighted annualized yield of 15.11% and 13.44%, respectively. We calculate the yield on dollar-weighted debt investments for any period measured as (1) total related investment income during the period divided by (2) the daily average of the fair value of debt investments outstanding during the period. As of June 30, 2023, our debt investments had a dollar-weighted average outstanding term of 56 months at origination and a dollar-weighted average remaining term of 40 months, or approximately 3.4 years. As of June 30, 2023, substantially all of our debt investments had an original committed principal amount of between $6.0 million and $85.0 million, repayment terms of between 37 months and 82 months and pay cash interest at annual interest rates of between 7.01% and 16.51%.

The following table shows our dollar-weighted annualized yield by investment type for the three and six months ended June 30, 2023 and 2022:

	Fair Value(1)				Cost(2)
	Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended
	June 30,		June 30,		June 30,		June 30,
	2023	2022	2023	2022	2023	2022	2023	2022
Investment type:
Debt investments	16.69%	15.11%	15.65%	13.44%	16.42%	14.95%	15.40%	13.31%
Equity interest	2.56%	3.21%	2.83%	3.27%	2.02%	3.26%	2.31%	3.57%
All investments	16.00%	14.43%	15.10%	12.81%	15.56%	14.30%	14.73%	12.76%
(1)	We calculate the dollar-weighted annualized yield on average investment type for any period as (a) total related investment income during the period divided by (b) the daily average of the fair value of the investment type outstanding during the period. The dollar-weighted annualized yield represents the portfolio yield and will be higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.
(2)	We calculate the dollar-weighted annualized yield on average investment type for any period as (a) total related investment income during the period divided by (b) the daily average of the investment type outstanding during the period, at amortized cost.

The dollar-weighted annualized yield represents the portfolio yield and will be higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

Investment Strategy and Approach

Our investment objective is to maximize our total return to our stockholders primarily through current income on our loan portfolio and secondarily through capital appreciation on our warrants and other equity positions. We invest in senior secured term loans and other senior debt obligations and may on occasion invest in second lien loans. We have and continue to expect to acquire warrants and other equity securities from portfolio companies in connection with our investments in loans to these companies.

We focus on lending to late and growth stage companies in technology, life sciences, healthcare information and services, business services, and other high-growth industries.

We are typically the sole lender to our portfolio companies and do not actively syndicate the loans we originate to other lenders nor do we participate in syndications built by other lenders.

We originate our investments through two strategies: Sponsored Growth Lending and Non-Sponsored Growth Lending. In addition to our core strategy of providing Sponsored Growth Lending and Non-Sponsored Growth Lending, we may also opportunistically participate in the secondary markets for investments that are consistent with our broader investment strategy.

We seek to construct a balanced portfolio with diversification among sponsored and non-sponsored transactions, diversification among sponsors within the Sponsored Growth Lending strategy, diversification among industry, geography, and stage of development, all contributing to a favorable risk adjusted return for the portfolio viewed as a whole. Borrowers tend to use the proceeds of our financing to invest in sales and marketing, expand capacity of the overall business or refinance existing debt.

Sponsored Growth Lending. Our Sponsored Growth Lending strategy generally includes loans to late and growth stage companies that are already backed by established venture capital firms. Our Sponsored Growth Lending strategy typically includes the receipt of warrants and/or other equity from these venture- backed companies.

We believe that our Sponsored Growth Lending strategy is particularly attractive because the loans we make typically have higher investment yields relative to lending to larger, more mature companies and usually include additional equity upside potential. We believe our Sponsored Growth Lending strategy:

●	provides us access to many high-quality companies backed by top-tier venture capital and private equity investors;
●	delivers consistent returns through double-digit loan yields; and
●	often offers us the ability to participate in equity upside of portfolio companies through the acquisition of warrants.

Non-Sponsored Growth Lending. Our Non-Sponsored Growth Lending strategy generally includes loans to late and growth stage, private companies that are funded directly by entrepreneurs and founders, or companies that no longer require institutional equity investment (which may selectively include publicly traded companies). We refer to these target borrowers as “non-sponsored growth companies.”

Generally, financing available to these non-sponsored companies is predicated on the underlying value of the business’s assets, in an orderly liquidation scenario, and/or the entrepreneur’s own personal financial resources. These options frequently provide insufficient capital to fund growth plans and do not consider the underlying enterprise value of the business which may be substantial relative to the value of tangible assets deployed in the business. We are frequently the only senior lender to non-sponsored growth companies and evaluate business fundamentals, the commitment of the entrepreneur and secondary sources of repayment in our underwriting approach.

As a BDC, we are generally limited in our ability to invest in any portfolio company in which Runway Growth Capital or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions. On August 10, 2020, we, Runway Growth Capital, and certain other funds and accounts sponsored or managed by Runway Growth Capital were granted an exemptive order (the “Order”) that permits us greater flexibility than the 1940 Act permits to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by Runway Growth Capital or its affiliates in a manner consistent with the our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that the ability to co-invest with similar investment structures and accounts sponsored or managed by Runway Growth Capital or its affiliates will provide additional investment opportunities and the ability to achieve greater diversification. Under the terms of the Order, a majority of our independent directors are required to make certain determinations in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

On August 30, 2022, we received an amendment to our existing Order to permit us to, subject to the satisfaction of certain conditions, co-invest in our existing portfolio companies with certain affiliates that are private funds even if such other funds had not previously invested in such existing portolio company. Without this amended Order, such affiliated funds that are private funds would not be able to participate in such co-investments with us unless the affiliated funds had previously acquired securities of the portfolio company in a co-investment transaction with us.

Market Opportunity

We believe that the market environment is favorable for us to continue to pursue an investment strategy primarily focused on late stage and high-growth companies in technology, life sciences, healthcare information and services, business services, select consumer services and products and other high-growth industries.

Focus on Innovative Companies Across a Variety of High-Growth Industries

Diversified high growth-potential industries: We target companies active in industries that support high growth-potential. Our Sponsored Growth Lending strategy is focused on the largest industry sectors where venture capital investors are active, primarily technology, life sciences, healthcare information and services, business services, select consumer services and products and other high-growth industries. These industries’ continued growth is supported mostly by ongoing innovation and performance improvements in specific products as well as the adoption of innovative technologies and services across virtually all industries in response to competitive pressures. Term debt has been a loan product used by many of the largest, most successful venture-backed companies.

Annual Venture Capital Activity — Deal Volume ($ in billions) and Deal Count

Source:   Pitchbook-NVCA Venture Monitor data, Q2 2023 as of June 30,2023

(1)    Transportation 1%

Sponsored and Non-Sponsored Lending Represents an Attractive Source of Funding

Sponsored Growth Lending: An attractive market opportunity exists for a lender that invests in secured loans to late and growth stage companies that have not yet achieved profitability. Sponsored growth lending provides an attractive source of funds for venture-backed companies, their management teams, and their equity capital investors, as it:

●	is typically less dilutive and complements equity financing from venture capital and private equity funds;

●	often extends the time period during which a company can operate before seeking additional equity capital or pursuing a sale transaction or other liquidity event; and
●	generally allows companies to better match cash sources with uses.

Non-Sponsored Growth Lending: An attractive market opportunity exists for a lender that invests in secured loans to late and growth stage companies that have reached profitability and need long-term growth capital but do not want the challenges that come with selling equity to venture capital or private equity firms. Non-Sponsored Growth Lending often provides all or some of the following benefits to our borrowers:

●	access to growth capital without the requirement to take on institutional-size investments that may exceed the company’s capital requirements;
●	tax deductible interest payments;
●	no significant operational involvement;
●	no personal guarantees;
●	very modest dilution, if any; and
●	no loss of managerial control or forced redemption.

Large and Growing Market for Debt Financing to Venture Capital-Backed Companies

Healthy, stable venture environment: Approximately 15,000 companies received venture capital financing in 2022, according to the Pitchbook-NVCA Venture Monitor, a quarterly report published jointly by NVCA and Pitchbook on venture capital activity (“Pitchbook-NVCA”), and approximately 9.7% of these transactions were first-round financings. Despite the broader economic challenges of 2022, we believe there is evidence of a healthy, stable venture environment where venture capital investment is consistently flowing into high-potential growth companies, and in particular, technology-related companies. The significant increase in investment amounts beginning in 2014 through 2022 is largely the result of growth investments in later-stage companies that are staying private longer. The venture debt lending market, as defined in the Q2 2023 Pitchbook-NVCA Venture Monitor, is estimated at $35.0 billion or roughly 14.2% of total U.S. venture capital deal value in 2022.

Annual Venture Capital Activity — Deal Volume ($ in billions) and Deal Count

Source: Pitchbook-NVCA Venture Monitor data, Q2 2023

*	Trailing twelve months deal value and count for the period ended 6/30/23

Growing pool of target companies: The average time from initial venture capital investment to transaction exit of such investment, either by an initial public offering or merger and acquisition transaction, has lengthened considerably. According to the Pitchbook-NVCA 2016 Yearbook, in 1998 the average number of years from initial venture investment to initial public offering of a U.S. venture capital-backed company was 3.1 years and the average number of years from initial venture investment to merger and acquisition transaction was 4.5 years.. According to the Q2 2023 Pitchbook-NVCA Venture Monitor, the current average time from initial venture investment to exit transaction is now 6.1 years. Exit transactions are a small proportion of companies financed by venture capital each year. As a result, the pool of target companies has grown larger with increased demand for private capital.

Highly Fragmented, Underserved Market with High Barriers to Entry

Many viable venture-backed companies have been unable to obtain sufficient growth financing from traditional lenders, such as commercial banks or asset-based finance companies, because traditional lenders normally underwrite to tangible asset values and/or operating cash flows. If such firms do provide financing, their loans normally contain financial performance covenants stipulating tangible asset coverages or setting standards of operating performance that do not apply to our target companies. Because sponsored growth lending and non-sponsored growth lending require specialized underwriting and investment structures that fit the distinct characteristics of venture-backed companies and non-sponsored growth companies, more traditional lending approaches largely do not apply to these companies. We also believe that our relationship-based approach to investing helps us to assess and manage investment risks and determine appropriate pricing for our debt investments in portfolio companies.

Competitive Advantages

We believe we are well positioned to address the market for growth lending in a manner that will result in a competitive advantage over other established sponsored growth lenders. We believe our competitive strengths and key differentiators include:

Experienced, Proven Management Team Supported by a Deep Bench of Dedicated Investment Professionals.

The senior investment professionals of Runway Growth Capital have over 30 years of experience as venture capitalists and lenders who have developed a disciplined, repeatable approach to investing and managing investments in high potential growth businesses. We believe that the experience, relationships and disciplined investment and risk management processes of Runway Growth Capital’s investment professionals are a competitive advantage for us.

Our President and Chief Executive Officer, David Spreng, who is also the founder, Chief Executive Officer and Chief Investment Officer of Runway Growth Capital, has a unique combination of experience as a senior executive of a $20 billion asset management firm and over 30 years as a venture capital equity and debt investor. Mr. Spreng has been a leader in applying risk management processes to investing in equity and debt of small, fast-growing, private companies. Greg Greifeld, our Acting Chief Executive Officer, Managing Director and Head of Credit at Runway Growth Capital, has over 13 years of lending, venture capital, and investment management experience. Our Acting President, Chief Financial Officer and Chief Operating Officer,, Thomas Raterman, has more than 30 years of corporate finance, investment banking, private equity and financial executive management experience with rapidly growing entrepreneurial companies

Runway Growth Capital has a broad team of professionals focused on every aspect of the investment lifecycle. Runway Growth Capital has origination, underwriting and portfolio monitoring teams that manage and oversee the investment process from identification of investment opportunity through negotiations of final term sheet and investment in a portfolio company followed by active portfolio monitoring. The team members serving investment management and oversight functions have significant operating experience and are not associated with origination functions to avoid any biased views of performance. This structure helps originators focus on identifying investment opportunities while other team members continue building relationships with our portfolio companies.

Provide Capital to Robust, High-Growth Venture-backed Companies.

We believe we are favorably positioned within the venture lending ecosystem, targeting primarily growth focused technology and life sciences companies. We believe the technology and life sciences industries are among the most attractive industries within the venture lending space, primarily representing large, addressable markets with strong and consistent growth. According to the Q4 2022 Pitchbook NVCA Venture Monitor and Pitchbook-NVCA industry classifications, venture capital deal volume for technology totaled approximately $203.6 billion in 2022, representing an 18.1% CAGR from 2012 to 2022. Venture capital deal volume for life science totaled approximately $42.1 billion in 2022, representing a 14.5% CAGR from 2012 to 2022. We believe companies within these industries can often be characterized as having asset-light business models, attractive recurring revenue streams and strong growth trajectories.

We invest across industries to diversify risk and deliver more stable returns. The investment professionals at Runway Growth Capital have extensive experience investing in the industries on which we focus, including technology, life sciences, healthcare information and services, business services, select consumer services and products and other high-growth industries. Our ability to invest across diverse industries is supported by our Sponsored Growth Lending strategy and relationships with leading venture firms, who are generally industry experts in the areas in which they invest. We are able to leverage our relationships across equity providers, lenders, and advisers to source deals within the venture industry.

We believe we are able to access opportunities to finance companies that are both backed by venture capital sponsors as well as through direct lead generation and other relationships. While many growth lenders focus solely on sponsored lending, we believe we are differentiated in our approach by offering both sponsored growth lending and non-sponsored growth lending that are secured by the assets of many of the most dynamic, innovative and fastest growing companies in the United States.

Robust Disciplined Investment Process and Credit Analysis.

Runway Growth Capital’s senior investment professionals draw upon their substantial experience, including operating, lending, venture capital and growth investing, to manage the underwriting investment process. Credit analysis, which is a fundamental part of our investment process, is driven by our credit-first philosophy and utilizes the core competencies the team has developed. A strong assessment of underwriting transactions often enables development of structure and pricing terms to win deals and produce strong returns for risks taken versus other lenders that take a more formulaic approach to the business.

We believe the focused and disciplined approach that Runway Growth Capital applies to our lending strategy enables us to deliver strong, consistent returns to our investors. Our debt portfolio is 98.8% first lien senior secured. Of our $2.3 billion total funded commitments since inception, our cumulative gross loss rate, as a percentage of total funded commitments since inception, has been 0.66% and our net losses, as a percentage of total funded commitments since inception, has been 0.00%. On average, our portfolio companies have raised $108.9 million of equity proceeds relative to our average loan size of $26.9 million. To achieve this, we do not follow an “index” strategy or a narrowly focused approach, and we do not lend only to those companies that are backed by a specific set of sponsors. We believe that careful selection among many opportunities will yield the optimal portfolio results within both sponsored and non-sponsored lending opportunities – although we do expect the sponsored segment to represent the majority of the portfolio for the foreseeable future.

We maintain rigorous underwriting, monitoring and risk management processes across our portfolio, which is underpinned by our two main lending principles, first the ability to price risk and second the ability to measure and track enterprise value. Our investment process differs from many of our competitors in that we have a dedicated credit team, separate from the origination team that manages the underwriting process. Unlike many of our competitors, we underwrite the company and the loan separately and spend significant time analyzing the enterprise value of the company and potential upside from the equity component of the transaction.

Proprietary Risk Analytics Return Optimization.

Over the past 20 years, Runway Growth Capital’s senior investment professionals have iterated upon and built out an extensive due diligence process, which has resulted in the proprietary risk analysis used today. Mr. Spreng has overseen the development of a risk management model that helps to identify, analyze and mitigate risk within individual portfolio companies in the venture capital space. The model utilized by us today examines a consistent set of 30 quantitative and qualitative variables in four main risk areas (market, technology, management and financing) to generate a composite risk ranking for each portfolio company.

Flexible, Opportunity-Specific Pricing and Structure.

Runway Growth Capital’s comprehensive analysis assesses all factors and does not rely on any one criterion above or more than others. For example, we do not seek to provide financing to every early-stage company backed by top-tier venture firms, but only to those companies that, in our opinion, possess the most favorable risk and return characteristics for our investments. We seek to understand the attractiveness of each opportunity on its own merits. The quality of the venture investors involved is important, but it is only one component of our decision-making process. Within our Non-Sponsored Growth Lending strategy, we expect that most companies will have positive earnings before interest expense, income tax expenses, depreciation and amortization (“EBITDA”) but have been unable to access sufficient capital to fund current growth opportunities. We believe that gaining a comprehensive picture of an opportunity based on Runway Growth Capital’s defined assessment factors allows us to be more flexible, to identify price and structure inefficiencies in the debt market, better support our portfolio companies, and to maximize loan and warrant returns, while minimizing losses. In our Sponsored and Non-Sponsored Growth Lending strategies, we target our loans to be less than 25% of enterprise value at inception.

Strong Reputation and Deep Relationships.

Runway Growth Capital’s senior investment professionals enjoy reputations as innovative thought leaders, ingrained in the fabric of the venture community. Runway Growth Capital’s senior investment professionals have been active in venture capital investing, private lending, growth equity investing, corporate finance, and investment banking for more than two decades and are viewed as trustworthy partners to both management and venture investors as well as entrepreneurs. Our investment professionals’ experience has often encouraged private companies prefer to work with a lender that can manage challenges and deviations from plans that often arise in developing companies.

Runway Growth Capital’s senior investment professionals also have established a network of relationships over two decades with various venture capital firms, venture banks, institutional investors, entrepreneurs and other venture capital market participants, which has allowed Runway Growth Capital to develop a variety of channels for investment originations and referrals. These investment professionals maintain ongoing dialogue with a number of venture capital firms across the country, leverage a suite of technologies to identify potential borrowers and often seek to be the first contact for new investment opportunities.

In addition, our strategic relationship with Oaktree provides us with access to additional resources and relationships that are incremental to our already broad network of venture backed companies and venture capital sponsors.

Use of Leverage

As a BDC, we are generally required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 150% after each issuance of senior securities, subject to certain requirements. On October 28, 2021, the Board approved a proposal that permits us to reduce our asset coverage ratio to 150%. On June 16, 2022, our stockholders approved the reduced asset coverage ratio at our 2022 annual meeting of stockholders. The reduced asset coverage ratio of 150% became effective upon receiving stockholder approval.

Credit Agreement

On May 31, 2019, the Company entered into a Credit Agreement with KeyBank National Association, acting as administrative agent and syndication agent and the other lenders party thereto, which initially provided the Company with a $100.0 million commitment, subject to borrowing base requirements (as amended and restated from time to time, the “Credit Facility”). As of June 30, 2023, the Company had $500.0 million in total commitments available under the Credit Facility. The availability period under the Credit Facility expires on April 20, 2025 and is followed by a one-year amortization period. The stated maturity date under the Credit Facility is April 20, 2026, unless extended.

Borrowings under the Credit Facility bear interest on a per annum rate equal to the Adjusted Term Secured Overnight Financing Rate (“SOFR”) plus an applicable margin rate that ranges from 2.95% to 3.35% per annum depending on the Company’s leverage ratio and number of eligible loans in the collateral pool. The Credit Facility provides for a variable advance rate of up to 65% on eligible term loans. The Company also pays an unused commitment fee that ranges from 0.25% to 1.00% per annum based on the total unused lender commitments under the Credit Facility.

The Credit Facility is collateralized by all eligible investment assets held by the Company. The Credit Facility contains representations and warranties and affirmative and negative covenants customary for secured financings of this type, including certain financial covenants such as a consolidated tangible net worth requirement and a required asset coverage ratio.

For the three and six months ended June 30, 2023, the weighted average outstanding principal balance was $311.4 million and $322.3 million, respectively, and the weighted average effective interest rate was 8.10% and 7.95%, respectively. For the three and six months ended June 30, 2022, the weighted average outstanding principal balance was $86.7 million and $64.3 million, respectively, and the weighted average effective interest rate was 4.03% and 3.38%, respectively.

2026 Notes

On December 10, 2021, the Company entered into a master note purchase agreement, completing a private debt offering of $70.0 million in aggregate principal amount of 4.25% interest-bearing unsecured Series 2021A Senior Notes due 2026 (the “December 2026 Notes”) to institutional accredited investors (as defined in Regulation D under the Securities Act. The December 2026 Notes were issued in two closings; the initial issuance of $20.0 million closed on December 10, 2021 and the second issuance of $50.0 million closed on February 10, 2022. On April 13, 2023, the Company completed the first supplement to the master note purchase agreement, resulting in an additional private debt offering of $25.0 million in aggregate principal amount of 8.54% interest-bearing unsecured Series 2023A Senior Notes due 2026 (the “April 2026 Notes”) to institutional accredited investors (as defined in the Securities Act). The December 2026 Notes and the April 2026 Notes (collectively the "2026 Notes") are subject to a 1.00% increase in the respective interest rates in the event that, subject to certain exceptions, the 2026 Notes cease to have an investment grade rating or receive an investment grade rating below the Investment Grade (as defined in the master note purchase agreement). The 2026 Notes are general unsecured obligations of the Company that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

December 2026 Notes

The December 2026 Notes bear an interest rate of 4.25% per year and are due on December 10, 2026, unless redeemed, purchased or prepaid prior to such date by the Company or its affiliates in accordance with their terms. Interest on the December 2026 Notes will be due semiannually in arrears on June 10 and December 10 of each year, commencing on June 10, 2022.

Aggregate costs in connection with the December 2026 Notes issuance were $1.0 million, and were capitalized and deferred. As of June 30, 2023 and December 31, 2022, unamortized deferred debt costs related to the December 2026 Notes were $0.7 million and $0.8 million, respectively.

April 2026 Notes

The April 2026 Notes bear an interest rate of 8.54% per year and are due on April 13, 2026, unless redeemed, purchased or prepaid prior to such date by the Company or its affiliates in accordance with their terms. Interest on the April 2026 Notes will be due semiannually in arrears on April 13 and October 13 of each year, commencing on October 13, 2023.

Aggregate costs in connection with the April 2026 Notes issuance were $0.3 million, and were capitalized and deferred. As of June 30, 2023 , unamortized deferred debt costs related to the April 2026 Notes were $0.3 million.

2027 Notes

July 2027 Notes

On July 28, 2022, the Company issued and sold $80.5 million in aggregate principal amount of 7.50% interest-bearing unsecured Notes due 2027 (the “July 2027 Notes”) under its shelf Registration Statement on Form N-2. The July 2027 Notes were issued pursuant to the Base Indenture dated July 28, 2022 and First Supplemental Indenture, dated July 28, 2022, between the Company and the Trustee, U.S. Bank Trust Company, National Association.

The July 2027 Notes bear an interest rate of 7.50% per year and are due on July 28, 2027. Interest on the 2027 Notes will be due quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing September 1, 2022. The July 2027 Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after July 28, 2024, at a redemption price of $25 per July 2027 Note plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to the date fixed for redemption. The July 2027 Notes are general unsecured obligations of the Company that rank pari passu with the Company's existing and future unsecured, unsubordinated indebtedness.

Aggregate costs in connection with the July 2027 Notes issuance, including the underwriter’s discount and commissions, were $2.6 million, and were capitalized and deferred. As of June 30, 2023 and December 31, 2022, unamortized deferred debt costs related to the July 2027 Notes were $2.2 million and $2.4 million, respectively.

August 2027 Notes

On August 31, 2022, the Company issued and sold a private debt offering of $20.0 million in aggregate principal amount of 7.00% interest-bearing unsecured Series 2022A Senior Notes due 2027 (the “August 2027 Notes”) to HCM Master Fund Limited.

The August 2027 Notes bear an interest rate of 7.00% per year and are due on August 31, 2027, unless redeemed, purchased or prepaid prior to such date by the Company or its affiliates in accordance with their terms. Interest on the August 2027 Notes will be due semiannually in arrears on February 15 and August 15 of each year, commencing on February 15, 2023. The August 2027 Notes are general unsecured obligations of the Company that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

Aggregate costs in connection with the August 2027 Notes issuance were $0.7 million, and were capitalized and deferred. As of June 30, 2023 and December 31, 2022, unamortized deferred debt costs related to the August 2027 Notes were $0.6 million and $0.7 million, respectively.

December 2027 Notes

On December 7, 2022, the Company issued and sold $51.75 million in aggregate principal amount of 8.00% interest-bearing unsecured Notes due December 2027 (the "December 2027 Notes") under its shelf Registration Statement on Form N-2. The December 2027 Notes were issued pursuant to the Base Indenture dated July 28, 2022 and Second Supplemental Indenture, dated December 7, 2022, between the Company and the Trustee, U.S. Bank Trust Company, National Association.

The December 2027 Notes bear an interest rate of 8.0% per year and are due on December 28, 2027. Interest on the 2027 Notes will be due quarterly in arrears on March 1, June 1, September 1, and December 1 of each year, commencing March 1, 2023. The December 2027 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after December 31, 2024, at a redemption price of $25 per December 2027 Note plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to the date fixed for redemption. The December 2027 Notes are general unsecured obligations of the Company that rank pari passu with the Company's existing and future unsecured, unsubordinated indebtedness.

Aggregate costs in connection with the December 2027 Notes issuance, including the underwriter's discount and commissions, were $1.8 million, and were capitalized and deferred. As of June 30, 2023 and December 31, 2022, unamortized deferred debt costs related to the December 2027 Notes were $1.6 million and $1.8 million, respectively.

FEES AND EXPENSES

Selling stockholders will pay any underwriting discounts and commissions and expenses incurred by them for brokerage, accounting, tax or legal services or any other expenses incurred by them in selling their shares of our common stock. We will not bear any expenses associated with any offering by the selling stockholders. The following table is intended to assist you in understanding the costs and expenses associated with the offering. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Annual expenses” are based on estimated amounts for our current fiscal year. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown.

Selling stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	(1)
Offering expenses (as a percentage of offering price)	—	(2)
Dividend reinvestment plan expenses	—	(3)
Total shareholder transaction expenses (as a percentage of offering price):
Annual expenses (as a percentage of net assets attributable to common stock):
Management Fee payable under the Investment Advisory Agreement	2.89	%(4)
Incentive Fee payable under the Investment Advisory Agreement	3.30	%(5)
Interest payments on borrowed funds	6.90	%(6)
Other expenses	1.77	%(7)(8)
Total annual expenses	14.86	%(8)
(1)	The sales load (underwriting discount and commission) with respect to the shares of our common stock sold by the selling stockholders, which is a fee paid to the underwriters the selling stockholders, shall be disclosed in a related prospectus supplement.
(2)	A related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated amount of offering expenses borne by the selling stockholders as a percentage of the offering price.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses” in the table above. For additional information, see “Dividend Reinvestment Plan.”
(4)	Assumes the base management fee will be an amount equal to 0.375% (1.50% annualized) of our average daily Gross Assets during the most recently completed calendar quarter. See “Management and Other Agreements.”
(5)

The incentive fee, which provides Runway Growth Capital with a share of the income that Runway Growth Capital generates for us, consists of an Investment Income Fee and a Capital Gains Fee. Under the Income Incentive Fee, we pay Runway Growth Capital each quarter an incentive fee with respect to our Pre-Incentive Fee net investment income. The Income Incentive Fee is calculated and payable quarterly in arrears based on the Pre-Incentive Fee net investment income for the immediately preceding fiscal quarter. Payments based on Pre-Incentive Fee net investment income will be based on the Pre-Incentive Fee net investment income earned for the quarter. Pre-Incentive Fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less liabilities) at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2.0% per quarter (8.0% annualized). We will pay Runway Growth Capital an Income Incentive Fee with respect to the our Pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Income Incentive Fee in any calendar quarter in which our Pre-Incentive Fee net investment income does not exceed the hurdle rate of 2.0%; (2) 80% of our Pre-Incentive Fee net investment income with respect to that portion of such Pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than 2.667% in any calendar quarter (10.668% annualized) (the portion of our Pre-Incentive Fee net investment income that exceeds the hurdle but is less than 2.667% is referred to as the “catch-up”; the “catch-up” is meant to provide Runway Growth Capital with 20.0% of our Pre-Incentive Fee net investment income as if a hurdle did not apply if our Pre-Incentive Fee net investment income exceeds 2.667% in any calendar quarter (10.668% annualized)); and (3) 20.0% of the amount of our Pre-Incentive Fee net investment income, if any, that exceeds 2.667% in any calendar quarter (10.668% annualized) payable to Runway Growth Capital (once the hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee net investment income thereafter is allocated to Runway Growth Capital). Under the Capital Gains Fee, we will pay Runway Growth Capital, as of the end of each calendar year, 20.0% of our aggregate cumulative realized capital gains, if any, from the date of our election to be regulated as a BDC through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid Capital Gains Fee. See “Management and Other Agreements.”

(6)

Interest payments on borrowed funds represents an estimate of our annualized interest expense based on borrowings under the Credit Agreement, the 2027 Senior Notes and the 2026 Senior Notes. The assumed weighted average interest rate on our total debt outstanding was 7.46%. Assumes we had $310 million outstanding under the Credit Agreement, and $247.3 million in aggregate principal amount of the 2026 Notes and 2027 Notes outstanding. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We may also issue additional debt securities or preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(7)

Includes our overhead expenses, such as payments under the Administration Agreement for certain expenses incurred by the Adviser. See “Management and Other Agreements.” We based these expenses on estimated amounts for the current fiscal year.

(8)	Estimated.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from realized capital gains	$156	$420	$631	$992

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Because the Income Incentive Fee under the Advisory Agreement is unlikely to be significant assuming a 5% annual return, the example assumes that the 5% annual return will be generated entirely through the realization of capital gains on our assets and, as a result, will trigger the payment of the Capital Gains Fee under the Advisory Agreement. The Income Incentive Fee under the Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an Income Incentive Fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our Board authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

Information regarding our financial highlights is incorporated by reference herein, from our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q.

SELECTED FINANCIAL INFORMATION AND OTHER DATA

The information “Item 8. Financial Statements and Supplementary Data,” including the financial notes related thereto, of our most recent Annual Report on Form 10-K, and in “Item 1. Statements of Assets and Liabilities” and “Item 1. Financial Statements,” including the financial notes related thereto, of our most recent Quarterly Report on Form 10-Q are incorporated by reference herein.

RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of and carefully consider the various risks associated with the investment, including those described in this prospectus, any accompanying prospectus supplement, any related free writing prospectus we may authorize in connection with a specific offering, “Part I, Item IA. Risk Factors” in our most recent Annual Report on Form 10-K, which is incorporated by reference herein in their entirety, “Part II, Item 1A. Risk Factors” in our most recent Quarterly Report on Form 10-Q, which is incorporated by reference herein in their entirety, and any document incorporated by reference herein. You should carefully consider these risk factors, together with all of the other information included in this prospectus, any accompanying prospectus supplement and any related free writing prospectus we may authorize in connection with a specific offering, before you decide whether to make an investment in our securities. The risks set out and described in these documents are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our business, operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment. Please also read carefully the section titled “Special Note Regarding Forward-Looking Statements.”

The number of shares being registered for sale is significant in relation to the number of our outstanding shares of common stock.

We have filed a registration statement of which this prospectus is a part to register the shares offered hereunder for sale into the public market by the selling stockholders. These shares represent a large number of shares of our common stock and, if sold in the market all at once or at about the same time, the sale could depress the market price of our common stock during the period the registration statement remains effective and could also affect our ability to raise equity capital.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus any accompanying prospectus supplement, any related free writing prospectus and any documents we may incorporate by reference herein contain forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

●	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets;
●	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;
●	such an economic downturn could disproportionately impact the companies that we intend to target for investment, potentially causing us to experience a decrease in investment opportunities and diminished demand for capital from these companies;
●	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;
●	interest rate volatility could adversely affect our results, particularly to the extent that we use leverage as part of our investment strategy;
●	the impact of interest and inflation rates on our business prospects and the prospects of our portfolio companies;
●	our business prospects and the prospects of our portfolio companies, including the impact of the COVID-19 pandemic thereon;
●	our contractual arrangements and relationships with third parties;
●	the ability of our portfolio companies to achieve their objectives;
●	competition with other entities and our affiliates for investment opportunities;
●	the speculative and illiquid nature of our investments;
●	the use of borrowed money and enhanced leverage to finance a portion of our investments;
●	the adequacy of our financing sources and working capital;
●	the loss of key personnel and members of our management team;
●	the timing of cash flows, if any, from the operations of our portfolio companies, and the impact of the COVID-19 pandemic thereon;
●	the ability of our external investment adviser, Runway Growth Capital, to locate suitable investments for us and to monitor and administer our investments;

●	the ability of Runway Growth Capital to attract and retain highly talented professionals;
●	our ability to qualify and maintain our qualification as a RIC under Subchapter M of the Code, and as a BDC;
●	the occurrence of a disaster, such as a cyber-attack against us or against a third party that has access to our data or networks, a natural catastrophe, an industrial accident, failure of our disaster-recovery systems, or consequential employee error;
●	the effect of legal, tax and regulatory changes; and
●	other risks, uncertainties and other factors previously identified elsewhere in this prospectus.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus, the prospectus supplement, any documents we may incorporate by reference herein, and any related free writing prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These forward-looking statements apply only as of the dates of this prospectus, the prospectus supplement, any documents we may incorporate by reference herein, and any related free writing prospectus. Moreover, we assume no duty and do not undertake to update the forward-looking statements. Because we are an investment company, the forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 21E of the Securities Act of 1934 Act, as amended (the “Exchange Act”).

USE OF PROCEEDS

All of the securities offered by this prospectus are being registered for the account of the selling stockholders. We will not receive any of the proceeds from the sale of these securities. Selling stockholders will pay all costs, expenses and fees relating to the registration of the securities covered by this prospectus. The selling stockholders will bear all commissions and discounts, if any, attributable to the sale of the common stock under this shelf offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock began trading on the Nasdaq Global Select Market (“Nasdaq”) on October 21, 2021 under the symbol “RWAY” in connection with our initial public offering of shares of our common stock. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value (“NAV”) per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV per share will decrease. It is not possible to predict whether our common stock will trade at, above, or below NAV per share. See “Item 1A. Risk Factors—Risks Related to an Investment in Our Common Stock” in our most recent annual report on Form 10-K. On August 31, 2023, the last reported closing sales price of our common stock on the Nasdaq was $13.04 per share, which represented a discount of approximately 8.6% to our NAV per share of $14.17 as of June 30, 2023.

Prior to our initial public offering, the shares of our common stock were offered and sold in transactions exempt from registration under the Securities Act. As such there was no public market for shares of our common stock during the year ended December 31, 2020.

The following table sets forth the most recent fiscal quarter’s NAV per share of our common stock, the high and low closing sales prices of our common stock, such sales prices as a percentage of NAV per share and quarterly distribution per share.

				High		Low
				Sale Price		Sale Price
				Premium		Premium
				(Discount)		(Discount)		Cash
	Net Asset	Price Range		to Net Asset		to Net Asset		Dividend
Class and Period	Value(1)	High	Low	Value(2)		Value(2)		Per Share(3)
Year ending December 31, 2023
Third Quarter (through August 31, 2023)	$ *	$13.55	$12.15	*	%	*	%	$0.45
Second Quarter	14.17	12.63	10.60	(10.9)		(25.2)		0.45
First Quarter	14.07	13.85	10.89	(1.6)		(22.6)		0.45
Year ending December 31, 2022
Fourth Quarter	14.22	13.52	11.31	(4.9)		(20.5)		0.36
Third Quarter	14.12	13.81	11.24	(2.2)		(20.4)		0.33
Second Quarter	14.14	14.51	10.98	2.6		(22.3)		0.30
First Quarter	14.45	14.77	12.21	2.2		(15.5)		0.27
Year ending December 31, 2021
Fourth Quarter(4)	14.65	13.92	12.04	(5.0)		(17.8)		0.25
*	Not determined at time of filing.
(1)	NAV per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices.
(2)	Represents the dividend or distribution declared in the relevant quarter.
(3)	Shares of our common stock began trading on Nasdaq on October 21, 2021 under the trading symbol “RWAY”.

Distribution Policy

As a RIC, we must distribute an amount equal to at least the sum of (i) 90% of our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) 90% of our net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions), or the “Annual Distribution Requirement.” We intend to distribute annually all or substantially all of such income. Generally, if we fail to meet this Annual Distribution Requirement for any taxable year, we will fail to qualify as a RIC for such taxable year. To the extent we meet the Annual Distribution Requirement for a taxable year, but retain our net capital gains for investment or any investment company taxable income, we will be subject to U.S.

federal income tax on such retained capital gains and investment company taxable income. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal income tax, including any nondeductible 4% U.S. federal excise tax described below, if applicable.

We are subject to a nondeductible 4% U.S. federal excise tax on certain of our undistributed income, unless we timely distribute (or are deemed to have timely distributed) an amount equal to the sum of:

●	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;
●	at least 98.2% of our capital gain net income for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and
●	any net ordinary income and capital gain net income that we recognized for preceding years, but were not distributed during such years, and on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in order to avoid imposition of this nondeductible 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while any senior securities are outstanding unless we meet the applicable asset coverage ratios. See “—  Regulation as a Business Development Company — Senior Securities.” In our most recent Annual Report on Form 10-K. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may, for tax purposes, have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, stockholders may receive a larger capital gain distribution than they would have received in the absence of such transactions

Dividends Declared

The following table reflects the distributions declared on shares of our common stock during the six months period ended June 30, 2023:

			Distribution
Date Declared	Record Date	Payment Date	per Share
February 23, 2023	March 7, 2023	March 21, 2023	$0.45
May 2, 2023	May 15, 2023	May 31, 2023	$0.45
August 1, 2023	August 15, 2023	August 31, 2023	$0.45

The following table reflects the distributions declared on shares of our common stock during the year ended December 31, 2022:

			Distribution
Date Declared	Record Date	Payment Date	per Share
February 24, 2022	March 8, 2022	March 22, 2022	$0.27
April 28, 2022	May 10, 2022	May 24, 2022	$0.30
July 28, 2022	August 9, 2022	August 23, 2022	$0.33
October 27, 2022	November 8, 2022	November 22, 2022	$0.36

The following table reflects the distributions declared on shares of our common stock during the year ended December 31, 2021:

			Distribution
Date Declared	Record Date	Payment Date	per Share
March 4, 2021	March 5, 2021	March 19, 2021	$0.37
April 29, 2021	April 30, 2021	May 13, 2021	$0.37
July 19, 2021	July 20, 2021	August 12, 2021	$0.34
October 28, 2021	November 8, 2021	November 22, 2021	$0.25

The following table reflects the distributions declared on shares of our common stock during the year ended December 31, 2020:

			Distribution
Date Declared	Record Date	Payment Date	per Share
March 5, 2020	March 6, 2020	March 20, 2020	$0.40
May 7, 2020	May 8, 2020	May 21, 2020	$0.35
August 5, 2020	August 6, 2020	August 20, 2020	$0.36
October 1, 2020	October 1, 2020	November 12, 2020	$0.38

The following table reflects the distributions declared on shares of our common stock during the year ended December 31, 2019:

			Distribution
Date Declared	Record Date	Payment Date	per Share
March 22, 2019	March 22, 2019	March 26, 2019	$0.40
May 2, 2019	May 7, 2019	May 21, 2019	$0.45
May 2, 2019	May 31, 2019	July 16, 2019	$0.46
July 30, 2019	August 5, 2019	August 26, 2019	$0.45
September 27, 2019	September 30, 2019	November 12, 2019	$0.04
December 9, 2019	December 10, 2019	December 23, 2019	$0.40

The following table reflects the distributions declared on shares of our common stock during the year ended December 31, 2018:

			Distribution
Date Declared	Record Date	Payment Date	per Share
May 3, 2018	May 15, 2018	May 31, 2018	$0.15
July 26, 2018	August 15, 2018	August 31, 2018	$0.25
November 1, 2018	October 31, 2018	November 15, 2018	$0.35

Dividend Reinvestment

We have adopted an “opt out” dividend reinvestment plan for our stockholders. See “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

The information contained in “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K and in “Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Quarterly Report on Form 10-Q are incorporated by reference herein and should be read in conjunction with, and are qualified by reference to, our financial statements and notes thereto included in such Annual Report on Form 10-K and such Quarterly Report on Form 10-Q, as applicable.

BUSINESS

The information contained in “Part I, Item 1. Business,” “Part I, Item 2. Properties” and “Part I, Item 3. Legal Proceedings” of our most recent Annual Report on Form 10-K, and in “Part II, Item 1. Legal Proceedings” of our most recent Quarterly Report on Form 10-Q are incorporated herein by reference.

SENIOR SECURITIES

Information about our senior securities as of the fiscal years ended December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018 is located in Part II, Item 15, Note 11 –Borrowings in our most recent annual report on Form 10-K and is incorporated by reference into the registration statement of which this prospectus, any accompanying prospectus supplement and any related free writing prospectus is part. The report of RSM US, LLP, our independent registered public accounting form, on the audited consolidated financial statements as of December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018 is included in our most recent annual report on Form 10-K and is incorporated by reference into the registration statement of which this prospectus, any accompanying prospectus supplement and any related free writing prospectus is part.

Information about our senior securities is shown in the following table as of June 30, 2023 (unaudited) and December 31, 2022 (in thousands)

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Period	Securities(1)	per Unit(2)	per Unit(3)	per Unit(4)
2027 Notes
June 30, 2023 (unaudited)	$152,250	$4,769	—	N/A
December 31, 2022	$152,250	$4,784	—	N/A
December 31, 2021	$—	$—	—	N/A
December 31, 2020	$—	$—	—	N/A
December 31, 2019	$—	$—	—	N/A
December 31, 2018	$—	$—	—	N/A
2026 Notes
June 30, 2023 (unaudited)	$95,000	$7,041	—	N/A
December 31, 2022	$70,000	$9,229	—	N/A
December 31, 2021	$20,000	$31,310	—	N/A
December 31, 2020	$—	$—	—	N/A
December 31, 2019	$—	$—	—	N/A
December 31, 2018	$—	$—	—	N/A
Credit Facility
June 30, 2023 (unaudited)	$310,000	$2,851	—	N/A
December 31, 2022	$337,000	$2,709	—	N/A
December 31, 2021	$61,000	$10,938	—	N/A
December 31, 2020	$99,000	$5,710	—	N/A
December 31, 2019	$61,000	$7,169	—	N/A
December 31, 2018	$—	$—	—	N/A
Credit Facility - CIBC(5)
June 30, 2023 (unaudited)	$—	$—	—	N/A
December 31, 2022	$—	$—	—	N/A
December 31, 2021	$—	$—	—	N/A
December 31, 2020	$—	$—	—	N/A
December 31, 2019	$—	$—	—	N/A
December 31, 2018	$59,500	$3,813	—	N/A
Total
June 30, 2023 (unaudited)	$557,250	$2,030	—	N/A
December 31, 2022	$559,250	$2,030	—	N/A
December 31, 2021	$81,000	$8,484	—	N/A
December 31, 2020	$99,000	$5,710	—	N/A
December 31, 2019	$61,000	$7,169	—	N/A
December 31, 2018	$59,500	$3,813	—	N/A
(1)	Total amount of each class of senior securities outstanding.
(2)	Asset coverage per unit is the ratio of the carrying value of total assets, less all liabilities excluding indebtedness represented by senior securities in this table to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)	The amount to which such class of senior security would be entitled upon the Company’s involuntary liquidation in preference to any security junior to it. The “-“ in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable because the senior securities are not registered for public trading.
(5)	On June 22, 2018, the Company entered into the Credit Facility with CIBC. On May 31, 2019, in conjunction with securing and entering into the new Credit Facility, the Company terminated the Credit Facility with CIBC.

PORTFOLIO COMPANIES

The following table sets forth certain information regarding each of the portfolio companies in which we had a debt or equity investment as of June 30, 2023. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationship with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments. As of June 30, 2023, we do not provide managerial assistance to any of our portfolio companies. As of June 30, 2023, with the exception of Pivot3, Inc., Gynesonics, Inc. and Coginiti Corp., we did not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned five percent or more of its voting securities.

Portfolio Companies and	Investment	Acquisition	Maturity	Principal ($) /		Fair
Addresses	Description	Date	Date	Shares	Cost ($)	Value ($)
Non-Control/Non-Affiliate Investments
Senior Secured Term Loans
Application Software
Circadence Corporation	SOFR+ 9.50%	12/20/2018	12/15/2023	21,446	22,793	18,355
1900 9th Street Suite 300	PIK, 12.26%
Boulder, CO 80302	floor, 7.50%
United States	ETP
Dtex Systems, Inc.	SOFR+ 9.25%,	6/1/2021	6/1/2025	10,000	10,069	10,069
19630 Allendale Avenue	9.75 % floor,
Suite 2218	1.75 % ETP
Saratoga, CA 95070 5714
United States
FiscalNote, Inc.	PRIME+ 5.00%,	10/19/2020	7/15/2027	65,582	65,118	65,118
1201 Pennsylvania Avenue	9.00 % floor,
North West, 6th Floor	1.00 % PIK,
Washington, DC 20004	4.25 % ETP
United States
VTX Intermediate Holdings, Inc.	SOFR+ 9.00%,	12/28/2021	12/28/2026	85,937	86,323	85,414
(dba VertexOne)	9.50 % floor,
1321 Upland Drive, Suite 8389	10.00 % cash cap,
Houston, TX 77043	4.50 % ETP
United States
Total Application Software - 31.18%*					184,303	178,956

Data Processing & Outsourced Services
Interactions Corporation	SOFR+ 9.26%,	6/24/2022	6/15/2027	40,000	39,702	39,702
31 Hayward Street, Suite E	9.76 % floor,
Franklin, MA 02038	3.4375 % ETP
Unites States
ShareThis, Inc.	SOFR+ 9.25%,	12/3/2018	7/15/2025	20,475	21,001	20,392
3000 El Camino Real	11.86 % floor,
Building 4, Suite 200	3.00 % ETP
Palo Alto, CA 94306
United States
	SOFR+ 8.25%,	8/18/2020	7/15/2025	975	1,002	971
	10.86 % floor,
	3.00 % ETP
Vesta Payment Solutions, Inc.	SOFR+ 7.00%,	11/29/2022	11/15/2026	25,000	24,640	24,640
Road, Suite 500	9.00 % floor,
Lake Oswego, OR 97035	3.00 % ETP
United States
Total Data Processing & Outsourced Services - 14.93%*					86,345	85,705

Portfolio Companies and	Investment	Acquisition	Maturity	Principal ($) /		Fair
Addresses	Description	Date	Date	Shares	Cost ($)	Value ($)
Education Services
Turning Tech Intermediate, Inc.	SOFR+ 8.50%,	6/22/2021	12/14/2025	25,076	25,486	25,486
(dba Echo 360, Inc.)	9.00 % floor,
265 West Federal Street	13.00 % cash cap,
Youngstown, OH 44503	3.00 % ETP
United States
Total Education Services - 4.44%*					25,486	25,486

Electronic Equipment & Instruments
Brivo, Inc.	SOFR+ 6.85%,	10/20/2022	10/20/2027	49,531	49,215	51,017
7700 Old Georgetown Road, Suite 300	10.89 % floor, 50%
Bethesda, MD 20814	of interest PIK,
United States	3.00 % ETP
Intellisite Holdings, Inc. (dba Epic IO Technologies, Inc.)	SOFR+ 9.75%,	12/17/2021	12/17/2025	40,000	39,759	39,759
3463 Lakemont Boulevard	10.25 % floor, 2.00%
Suite 104	ETP
Fort Mill, SC 29708
United States
Total Electronic Equipment & Instruments - 15.82%*					88,974	90,776

Portfolio Companies and	Investment	Acquisition	Maturity	Principal ($) /		Fair
Addresses	Description	Date	Date	Shares	Cost ($)	Value ($)
Healthcare Equipment
Moximed, Inc.	PRIME+5.25%,	6/24/2022	7/1/2027	15,000	14,845	14,845
46602 Landing Parkway	8.75% floor,
Fremont, CA 94538	3.50% ETP
United States
Total Health Care Equipment – 2.59%*					14,845	14,845

Health Care Technology
Allurion Technologies, Inc.	PRIME+6.44%,	12/30/2021	12/30/2026	55,000	54,903	57,680
6 Boulevard Montmartre	9.50% floor,
75009 Paris, France	3.00% ETP
					39,245	39,245
EBR Systems, Inc.	PRIME+4.90%,	6/30/2022	6/15/2027	40,000
480 Oakmead Parkway	8.90% floor,
Sunnyvale, CA 94085	4.50% ETP
United States

Mingle Healthcare Solutions, Inc.	SOFR+9.50%,	8/15/2018	12/15/2023	4,326	4,943	4,161
8911 South Sandy Parkway	12.01% floor,
Suite 200	.25% PIK, 10.50%
Sandy, UT 84070	ETP

Nalu Medical, Inc.	PRIME+2.70%,	10/12/2022	10/12/2027	20,275	20,076	20,076
2320 Faraday Avenue, Suite 100	6.70% floor,
Carlsbad, CA 92008	2.00% PIK, 4.50%
United States	ETP

Route 92 Medical, Inc.	SOFR+8.48%,	8/17/2021	7/1/2026	13,436	13,345	13,345
155 Bovet Road, Suite 100	8.98% floor,
San Mateo, CA 94402	3.95% ETP
United States

SetPoint Medical Corporation	SOFR+5.75%,	12/29/2022	12/1/2027	25,000	24,908	24,908
25101 Rye Canyon Loop	9.00% floor,
Valencia, CA 91355	4.00% ETP
United States

VERO Biotech LLC	SOFR+9.05%,	12/29/2020	12/1/2024	40,000	40,608	40,608
387 Technology Circle Northwest, Suite 125	9.55% floor,
Atlanta, GA 30313	3.00% ETP
United States

Total Health Care Technology – 34.85%*					198,028	200,023

Portfolio Companies and	Investment	Acquisition	Maturity	Principal ($) /		Fair
Addresses	Description	Date	Date	Shares	Cost ($)	Value ($)
Human Resource & Employment Services
CloudPay, Inc.	PRIME+6.25%,	9/26/2022	8/17/2027	75,000	74,764	74,764
Kingsgate House, Newbury Road,	10.25% floor,
Andover, Hampshire SP10 4DU	2.00% ETP
England, United Kingdom
Snagajob.com, Inc.	SOFR+8.50%,	9/29/2021	9/1/2025	38,699	38,852	37,315
4851 Lake Brook Drive	9.00% floor, 50%
Glen Allen, VA 23060	of interest PIK,
United States	2.75% ETP
Total Human Resource & Employment Services – 19.53%*					113,616	112,079

Internet & Direct Marketing Retail
Madison Reed, Inc.	PRIME+4.75%,	12/16/2022	12/16/2026	9,600	9,415	9,415
430 Shotwell Street	11.00% floor,
San Francisco, CA 94110	11.00% cash cap,
United States	3.00% ETP
Marley Spoon AG	SOFR+8.50%	6/30/2021	6/15/2026	48,527	48,357	48,357
519 Eighth Avenue, 19th Floor	PIK, 9.26% floor
New York, NY 10018
United States
Total Internet & Direct Marketing Retail – 10.07%*					57,772	57,772

Internet Software & Services
Bombora, Inc.	SOFR+5.00%,	3/31/2021	3/31/2025	21,749	21,844	21,844
102 Madison Avenue, Floor 5	5.76% floor,
New York, NY 10016	3.75% PIK,
United States	2.00% ETP
Fidelis Cybersecurity, Inc.	SOFR+11.00%,	5/13/2021	5/13/2024	14,931	15,329	15,072
871 Marlborough Avenue, Suite 100	12.00% floor,
Riverside, CA 92507	2.81% ETP
United States
Skillshare, Inc.	SOFR+6.50%,	11/8/2022	11/8/2026	25,000	24,604	24,604
215 Park Avenue South, 11th Floor	10.72% floor,
New York, NY 10003	3.00% ETP
United States
Synack, Inc.	PRIME+4.25%,	6/30/2022	6/30/2027	36,520	36,445	36,445
303 Twin Dolphin Drive, 6th Floor	8.25% floor
Redwood City, CA 94065
United States
Total Internet Software & Services – 17.07%*					98,222	97,965

Property & Casualty Insurance
Kin Insurance, Inc.	PRIME+6.25%,	9/26/2022	9/15/2026	63,889	63,327	63,313
222 Merchandise Mart Plaza	12.50% floor,
Suite 228	3.00% ETP
Chicago, IL 60654
United States
Total Property & Casualty Insurance – 11.03%*					63,327	63,313

System Software
3PL Central LLC (dba Extensiv)	SOFR+4.50%,	11/9/2022	11/9/2027	69,010	68,479	68,479
100 North Pacific Coast	6.50 floor, 2.50%
Highway, Suite 1100	PIK, 2.00% ETP
El Segundo, CA 90245
United States
Total System Software – 11.93%*					68,479	68,479
Total Senior Secured Term Loans – 173.44%*					999,397	995,399

Second Lien Term Loans
System Software
Dejero Labs Inc.	SOFR+5.00%,	1/22/2021	12/22/2025	14,010	14,058	14,064
410 Albert Street	5.50 floor, 5.00%
Suite 200	PIK, 3.00% ETP
Waterloo, Ontario N2L 3V3
Canada
Total System Software – 2.45%*					14,058	14,064
Total Second Lien Term Loans – 2.45%*					14,058	14,064

Portfolio Companies and	Investment	Acquisition	Maturity	Principal ($) /		Fair
Addresses	Description	Date	Date	Shares	Cost ($)	Value ($)
Preferred Stocks
Application Software
Aria Systems, Inc.	Series G.	7/10/2018	—	289,419	250	254
575 Market Street	Preferred Stock
4th Floor
San Francisco, CA 94105
United States
Total Application Software – 0.04%*					250	254

Health Care Technology
CareCloud, Inc.	11% Series A	1/8/2020	—	462,064	12,132	12,938
7 Clyde Road	Cumulative
Franklin Township, NJ 08873	Redeemable
United States	Perpetual
	Preferred Stock
Total Health Care Technology – 2.25%*					12,132	12,938
Total Preferred Stocks – 2.29%*					12,382	13,192

Common Stocks
Application Software
FiscalNote, Inc.	Common Stock	10/19/2020	—	230,881	438	840
1201 Pennsylvania Avenue
North West, 6th Floor
Washington, DC 20004
United States
Total Application Software – 0.15%*					438	840

Technology Hardware, Storage & Peripherals
Quantum Corporation	Common Stock	8/13/2021	—	459,720	2,607	496
224 Airport Parkway, Ste.
550, San Jose, CA 95110
zSpace, Inc.	Common Stock	12/31/2020	—	6,078,499	1,119	—
2050 Gateway Place
Suite 100-302
San Jose, CA 95110
United States
Total Technology Hardware, Storage & Peripherals – 0.09%*					3,726	496
Total Common Stocks –0.24%*					4,164	1,336

Warrants
Advertising
STN Video Inc.	Class B Non-Voting Stock	6/30/2017	6/30/2027	191,500	246	—
56 Bastion Square
Victoria, British Columbia V8W 1J2
Canada
Total Advertising – 0.00%*					246	—

Portfolio Companies and	Investment	Acquisition	Maturity	Principal ($) /		Fair
Addresses	Description	Date	Date	Shares	Cost ($)	Value ($)
Application Software
3DNA Corp. (dba NationBuilder)	Series C-1 Preferred Stock	12/28/2018	12/28/2028	273,164	104	—
PO Box 811428
Los Angeles, CA 90081
United States
Aria Systems, Inc.	Series G Preferred Stock	6/29/2018	6/29/2028	2,387,705	1,048	2,099
575 Market Street
4th Floor
San Francisco, CA 94105
United States
Circadence Corporation	Series A-6 Preferred Stock	12/20/2018	12/20/2028	1,538,462	3,630	98
1900 9th Street Suite 300	Series A-6 Preferred Stock	10/31/2019	10/31/2029	384,615	846	25
Boulder, CO 80302
United States
Dtex Systems, Inc.	Series C- Prime Preferred Stock	6/1/2018	6/1/2025	500,000	59	235
19630 Allendale Avenue	Series C- Prime Preferred Stock	7/11/2019	7/11/2026	833,333	115	392
Suite 2218
Saratoga, CA 95070-5714
United States
FiscalNote, Inc.	Earnout	7/29/2022	7/29/2027	—	127	135
1201 Pennsylvania Avenue
North West, 6th Floor
Washington, DC 20004
United States
Porch Group, Inc.	Earnout	12/23/2020	12/23/2023	—	—	—
2200 1st Avenue South,
Seattle,
WA 98134,
United States
Total Application Software - 0.52%*					5,929	2,984

Biotechnology
Mustang Bio, Inc.	Common Stock	3/4/2022	3/4/2032	748,036	315	94
2 Gansevoort Street, 9th Floor
New York, NY 10014
United States
TRACON Pharmaceuticals, Inc.	Common Stock	9/2/2022	9/2/2032	150,753	226	23
4350 La Jolla Village Drive,
Suite 800
San Diego, CA 92122
United States
Total Biotechnology - 0.02%*					541	117

Computer & Electronics Retail
Massdrop, Inc.	Series B Preferred Stock	7/22/2019	7/22/2029	848,093	183	—
1390 Market Street
Suite 200
San Francisco, CA 94102
United States
Total Computer & Electronics Retail - 0.00%*					183	—

Portfolio Companies and	Investment			Principal		Fair
Addresses	Description	Acquisition Date	Maturity Date	($) / Shares	Cost ($)	Value ($)
Data Processing & Outsourced Services	Common Stock	6/24/2022	6/24/2023	189,408	219	120
Interactions Corporation
31 Hayward Street, Suite E
Franklin, MA 02038
Unites States
ShareThis, Inc.
3000 El Camino Real	Series D-3 Preferred Stock	12/3/2018	12/3/2028	647,615	2,162	1,079
Building 4, Suite 200
Palo Alto, CA 94306
United States
Total Data Processing & Outsourced Services 0.21%*					2,381	1,199

Electronic Equipment & Instruments
Brivo, Inc.	Series A-2 Preferred Stock	10/20/2022	10/20/2023	201,000	99	401
7700 Old Georgetown Road, Suite 300
Bethesda, MD 20814
United States
Epic IO Technologies, Inc.	Success fee	12/17/2021	12/17/2024	—	505	511
3463 Lakemont Boulevard
Suite 104
Fort Mill, SC 29708
United States
Total Electronic Equipment & Instruments - 0.16%*					604	912

Health Care Equipment
Moximed, Inc.	Series C Preferred Stock	6/24/2022	6/24/2032	214,285	175	166
46602 Landing Parkway
Fremont, CA 94538
United States
Revelle Aesthetics, Inc.	Series A-2 Preferred Stock	3/30/2022	3/30/2032	115,591	126	109
2570 West El Camino Real
Suite 310
Mountain View, CA 94040
United States
Total Health Care Equipment - 0.05%*					301	275

Health Care Technology
Allurion Technologies, Inc.	Series C Preferred Stock	3/30/2021	3/30/2031	132,979	282	403
6 Boulevard Montmartre
75009 Paris, France
	Series D-1 Preferred Stock	6/14/2022	6/14/2032	44,220	141	15

	Series D-1 Preferred Stock	9/15/2022	9/15/2032	44,220	144	15

EBR Systems, Inc.	Success fee	6/30/2022	6/30/2032	—	605	660
480 Oakmead Parkway
Sunnyvale, CA 94085
United States
Mingle Healthcare Solutions, Inc.	Series CC Preferred Stock	8/15/2018	8/15/2028	1,770,973	492	—
8911 South Sandy Parkway
Suite 200
Sandy, UT 84070
Nalu Medical, Inc.	Series D-2 Preferred Stock	10/12/2022	10/12/2032	91,717	173	79
2320 Faraday Avenue, Suite 100
Carlsbad, CA 92008
United States
Route 92 Medical, Inc.	Success fee	8/17/2021	8/17/2031	—	258	317
155 Bovet Road
Suite 100
San Mateo, CA 94402
United States
SetPoint Medical Corporation	Series B Preferred Stock	6/29/2021	6/29/2031	400,000	14	120
25101 Rye Canyon Loop
Valencia, CA 91355
United States
VERO Biotech LLC	Series B Preferred Stock	12/29/2022	12/29/2032	600,000	74	180
387 Technology Circle Northwest, Suite 125	Success fee	12/29/2020	12/29/2025	—	377	321
Atlanta, GA 30313
United States
Total Health Care Technology - 0.37%*					2,560	2,110

Portfolio Companies and	Investment			Principal	Number of	Fair
Addresses	Description	Acquisition Date	Maturity Date	($) / Shares	Shares	Value ($)
Human Resource & Employment Services
CloudPay, Inc.	Series B	6/30/2020	6/30/2030	11,273	218	883
Kingsgate House, Newbury	Preferred Stock
Road, Andover
Hampshire SP10 4DU	Series D	8/17/2021	8/17/2031	6,128	160	159
England, United Kingdom	Preferred Stock

	Series D	6/30/23023	6/30/2033	2,626	68	68
	Preferred Stock

Snagajob.com, Inc.	Series B-1	6/29/2021	6/29/2031	763,269	343	67
	Preferred Stock
4851 Lake Brook Drive
Glen Allen, VA 23060
United States
Total Human Resource & Employment Services – 0.20%*					789	1,177

Internet & Direct Marketing Retail
Madison Reed, Inc.	Success fee	12/16/2022	N/A	—	132	139
430 Shotwell Street
San Francisco, CA 94110
United States
Total Internet & Direct Marketing Retail - 0.02%*					132	139

Internet Software & Services
Bombora, Inc.	Common Stock	3/31/2021	3/31/2031	121,581	175	102
102 Madison Avenue
Floor 5
New York, NY 10016
United States
Fidelis Cybersecurity, Inc.	Common Stock	3/25/2022	3/25/2032	—	79	79
871 Marlborough Avenue
Suite 100
Riverside, CA 92507
United States
INRIX, Inc.	Common Stock	7/26/2019	7/26/2029	150,804	522	1,145
10210 North East Points Drive
Suite 400
Kirkland, WA 98033
United States
Longtail Ad Solutions, Inc (dba JW Player)	Common Stock	12/12/2019	12/12/2029	387,596	47	344
8 West 38th Street, Suite 901
New York, NY 10018
United States
Skillshare, Inc.	Success fee	11/8/2022	11/8/2026	—	243	273
215 Park Avenue South
11th Floor
New York, NY 10003
United States
Synack, Inc.	Common Stock	6/30/2022	6/30/2032	102,363	129	118
303 Twin Dolphin Drive, 6th Floor
Redwood City, CA 94065
United States
Total Internet Software & Services - 0.36%*					1,195	2,061

Property & Casualty Insurance
Kin Insurance, Inc.	Series D-3 Preferred Stock	9/26/2022	9/26/2032	41,576	302	249
222 Merchandise Mart Plaza
Suite 228
Chicago, IL 60654	Series D- 3 Preferred Stock	5/5/2023	5/5/2033	11,549	69	69
United States
Total Property & Casualty Insurance - 0.06%*					371	318

Portfolio Companies and	Investment	Acquisition	Maturity	Principal ($) /		Fair
Addresses	Description	Date	Date	Shares	Cost ($)	Value ($)
Specialized Consumer Services
AllClear ID, Inc.	Common Stock	9/1/2017	9/1/2027	523,893	1,053	—
15501 South West 29th Street
Suite 101
Miramar, FL 33027	Common Stock	10/17/2018	10/17/2028	346,621	697	—
United States
Credit Sesame, Inc.	Common Stock	1/7/2020	1/7/2030	191,601	425	389
444 Castro Street
Suite 500
Mountain View, CA 94041
United States
Total Specialized Consumer Services - 0.07%*					2,175	389

System Software
Dejero Labs Inc.	Common Stock	5/31/2019	5/31/2029	333,621	192	202
410 Albert Street
Suite 200
Waterloo, Ontario N2L 3V3
Canada
Scale Computing, Inc.	Common Stock	3/29/2019	3/29/2029	9,665,667	346	—
525 South Meridian Street
Suite 3E
Indianapolis, IN 46225
United States
Total System Software- 0.04%*					538	202

Technology Hardware, Storage & Peripherals
RealWear, Inc.	Series A Preferred Stock	10/5/2018	10/5/2028	112,451	136	342
600 Hatheway Road
Suite 105
Vancouver, WA 98661	Series A Preferred Stock	12/28/2018	12/28/2028	22,491	25	68
United States
	Series A Preferred Stock	6/27/2019	6/27/2019	123,894	381	377
Total Technology Hardware, Storage & Peripherals - 0.14%*					542	787

Total Warrants – 2.22%*					18,487	12,670

Total Non-Control/Non-Affiliate Investments – 180.64%					1,048,488	1,036,661

Affiliate Investments

Senior Secured Term Loans

Health Care Technology
Gynesonics, Inc.	SOFR+8.75%, 8.00% ceiling, 5.00% ETP	3/1/2023	11/30/2026	25,595	25,739	23,124
600 Chesapeake Drive
Redwood City, CA 94063
United States
Total Health Care Technology – 4.03%*					25,739	23,124

Total Senior Secured Term Loans – 4.03%*					25,739	23,124

Portfolio Companies and	Investment	Acquisition	Maturity	Principal ($) /		Fair
Addresses	Description	Date	Date	Shares	Cost ($)	Value ($)
Preferred Stocks
Health Care Technology
Gynesonics, Inc.	Series A-2 Preferred Stock	3/1/2023	—	3,226,668	25,000	21,818
600 Chesapeake Drive
Redwood City, CA 94063
United States
Total Health Care Technology – 3.80%*					25,000	21,818

Total Preferred Stocks – 3.80%*					25,000	21,818

Common Stocks
Application Software
Coginiti Corp	Common Stock	3/9/2020	—	1,040,160	4,551	914
464 Monterey Avenue
Suite E
Los Gatos, CA 95030
United States
Total Application Software – 0.16%*					4,551	914

Total Common Stocks – 0.16%*					4,551	914

Warrants
Application Software
Coginiti Corp	Common Stock	3/9/2020	3/9/2030	811,770	—	868
464 Monterey Avenue
Suite E
Los Gatos, CA 95030
United States
Total Application Software - 0.15%*					—	868

Health Care Technology
Gynesonics, Inc.	Success fee	3/1/2023	3/1/2030	—	313	323
600 Chesapeake Drive
Redwood City, CA 94063
United States
Total Health Care Technology - 0.6%*					313	323

Total Warrants - 0.21%*					313	1,191

Total Affiliate Investments – 8.20%*					55,603	47,047

Control Investments
Senior Secured Term Loans

Data Processing & Outsourced Services
Pivot3, Inc.	LIBOR+8.50% PIK, 11.00% floor, 4.00% ETP	5/13/2019	7/15/2023	17,389	17,963	11,613
6605 Cypresswood Drive
Spring, TX 77379
United States
Total Data Processing & Outsourced Services – 2.02%*					17,963	11,613

Total Senior Secured Term Loans – 2.02%*					17,963	11,613

Total Control Investments – 2.02%*					17,963	11,613

Total Investments – 190.86%*					1,122,054	1,095,321
*	Value as percentage of net assets

Set forth below is a brief description of each portfolio company in which the fair value of our investment represents greater than 5% of our total assets as of June 30, 2023.

VTX Intermediate Holdings, Inc. (dba VertexOne) is a leader in Software-as-a-Service (“SaaS”) platforms for critical business processes of utilities and retail energy companies across North America.

CloudPay, Inc. provides managed global payroll services through a cloud solution that ensure consistent & compliant international payroll in 130+ countries.

Kin Insurance, Inc. is a direct-to-consumer homeowner’s insurance business. The company’s end-to-end platform handles all aspects of the business in-house, from lead generation to bind-and-quote/underwriting to claims.

3PL Central LLC (dba Extensiv) is a cloud-based software company providing warehouse, inventory, and order management solutions to third-party logistics firms (“3PLs”) and brands.

MANAGEMENT

The information in the sections entitled “Election of Directors”, “Corporate Governance” and “Certain Relationships and Related Party Transactions” in our most recent definitive proxy statement on Schedule 14A for our annual meeting of stockholders (the “Annual Proxy Statement”) as well as information included in our current report on Form 8-K filed with the SEC on July 31, 2023 and August 18, 2023 is incorporated herein by reference.

MANAGEMENT AND OTHER AGREEMENTS

The information in the sections entitled “About RGC” and “About Our Administrator,” in Part I, Item 1 “Business” of our most recent Annual Report on Form 10-K, and in “Note 3—Related Party Agreements and Transactions” in our financial statements in our most recent Quarterly Report on Form 10-Q is incorporated herein by reference.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

The information in the section entitled “Certain Relationships and Related Transactions” in our most recent Annual Proxy Statement is incorporated herein by reference.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The information in the sections entitled “Election of Directors” and “Security Ownership of Management and Certain Beneficial Owners and Management” in our most recent Annual Proxy Statement is incorporated herein by reference.

DETERMINATION OF NET ASSET VALUE

The information in the section entitled “Critical Accounting Policies,” in Part II, Item 8 “Financial Statements and Supplementary Data” of our most recent Annual Report on Form 10-K, and in “Note 2—Summary of Significant Accounting Policies” in our financial statements in our most recent Quarterly Report on Form 10-Q is incorporated herein by reference.

DIVIDEND REINVESTMENT PLAN

The information in the section entitled “Dividend Reinvestment Plan,” in Part II, Item 7 “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” of our most recent Annual Report on Form 10-K, and in Part I, Item 2 “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” in our most recent Quarterly Report on Form 10-Q is incorporated herein by reference.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our common stock. This discussion does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, this discussion does not describe tax consequences that we have assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our common stock as part of a straddle or a hedging, integrated or constructive sale transaction, persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, brokers or dealers in securities, pension plans and trusts, persons whose functional currency is not the U.S. dollar, U.S. expatriates, regulated investment companies, real estate investment trusts, personal holding companies, persons required to accelerate the recognition of gross income as a result of such income being recognized on an applicable financial statement, persons who acquire an interest in the Company in connection with the performance of services, and financial institutions. Such persons should consult with their own tax advisers as to the U.S. federal income tax consequences of an investment in our common stock, which may differ substantially from those described herein. This discussion assumes that shareholders hold our common stock as capital assets (within the meaning of the Code).

The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this Registration Statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding any matter discussed herein. Prospective investors should be aware that, although we intend to adopt positions we believe are in accord with current interpretations of the U.S. federal income tax laws, the IRS may not agree with the tax positions taken by us and that, if challenged by the IRS, our tax positions might not be sustained by the courts. This summary does not discuss any aspects of U.S. estate, alternative minimum, or gift tax or foreign, state or local tax. It also does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;
●	a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●	a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust.

A “non-U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes neither a U.S. stockholder nor a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes).

If a partnership or other entity classified as a partnership, for U.S. federal income tax purposes, holds our shares, the U.S. tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership considering an investment in our common stock should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of shares by the partnership.

Taxation of the Company

We have elected to be treated as a RIC under Subchapter M of the Code, for 2016 and we intend to qualify for treatment as a RIC annually thereafter. As a RIC, we generally will not be subject to U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends.

To qualify as a RIC, we must, among other things:

●	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;”
●	distribute an amount equal to at least the sum of (i) 90% of our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain net income), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) 90% of out net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions), or the “Annual Distribution Requirement;” and
●	diversify our holdings so that, at the end of each quarter of each taxable year:
●	at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and
●	not more than 25% of the value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs, or the “Diversification Tests.”

In the case of a RIC that furnishes capital to development corporations, there is an exception relating to the Diversification Tests described above. This exception is available only to RICs which have received SEC Certification. We have not sought SEC Certification, but it is possible that we may seek SEC Certification in future years. If we receive SEC Certification, we generally will be entitled to include, in the computation of the 50% value of our assets (described above), the value of any securities of an issuer, whether or not we own more than 10% of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5% of the value of our total assets.

As a RIC, we (but not our stockholders) are generally not subject to U.S. federal income tax on our investment company taxable income and net capital gains net income that we timely distribute to our stockholders. We intend to distribute annually all or substantially all of such income. Generally, if we fail to meet this Annual Distribution Requirement for any taxable year, we will fail to qualify as a RIC for such taxable year. To the extent we meet the Annual Distribution Requirement for a taxable year, but retain our net capital gains net income for investment or any investment company taxable income, we are subject to U.S. federal income tax on such retained capital gains and investment company taxable income. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated corporate-level U.S. federal income tax, including any nondeductible 4% U.S. federal excise tax described below, if applicable.

We are subject to a nondeductible 4% U.S. federal excise tax on certain of our undistributed income, unless we timely distribute (or are deemed to have timely distributed) an amount equal to the sum of:

●	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;
●	at least 98.2% of our capital gain net income for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and
●	any net ordinary income and capital gain net income that we recognized for preceding years, but were not distributed during such years, and on which we paid no corporate-level U.S. federal income tax.

While we intend to distribute any income and capital gains in order to avoid imposition of this nondeductible 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while any senior securities are outstanding unless we meet the applicable asset coverage ratios. See “Regulation.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may, for tax purposes, have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, stockholders may receive a larger capital gain distribution than they would have received in the absence of such transactions.

Failure to Qualify as a RIC

While we have elected to be treated as a RIC and intend to qualify to be treated as a RIC annually, no assurance can be provided that we will qualify as a RIC for any taxable year. While we generally will not lose our status as a RIC as long as we do not acquire any non-qualifying securities or other property, under certain circumstances we may be deemed to have made an acquisition of non-qualifying securities or other property. If we have previously qualified as a RIC, but were subsequently unable to qualify for treatment as a RIC, and certain remedies are not applicable, we would be subject to U.S. federal income tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain holding period and other limitations under the Code, corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, we would be required to distribute all of our previously undistributed earnings attributable to the period we failed to qualify as a RIC by the end of the first year that we intend to requalify as a RIC. If we fail to requalify as a RIC for a period greater than two taxable years, we may be subject to regular corporate-level U.S. federal income tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Company Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. We monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and to prevent disqualification of us as a RIC but there can be no assurance that we will be successful in this regard.

Debt Instruments. In certain circumstances, we may be required to recognize taxable income prior to the time at which we receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having OID (such as debt instruments with an end-of-term payment and/or PIK interest payment or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and to avoid the 4% U.S. federal excise tax, even though we will not have received any corresponding cash amount.

Warrants. Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally are treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term generally depends on how long we held a particular warrant and on the nature of the disposition transaction.

Foreign Investments. In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our stockholders their share of the foreign taxes paid by us.

Passive Foreign Investment Companies. We may invest in the stock of a foreign corporation which is classified as a “passive foreign investment company” (within the meaning of Section 1297 of the Code), or “PFIC.” In general, unless a special tax election has been made, we are required to pay U.S. federal income tax at ordinary income rates on any gains and “excess distributions” with respect to PFIC stock as if such items had been realized ratably over the period during which we held the PFIC stock, plus an interest charge. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. No assurances can be given that any such election will be available or that, if available, we will make such an election. Income inclusions from a QEF will be “good income” for purposes of the 90% Gross Income Test provided that they are derived in connection with our business of investing in stocks and securities or the QEF distributes such income to us in the same taxable year to which the income is included in our income.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time we accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time we actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt instruments and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations if the value of the foreign currency between the date of acquisition of the instrument and the date of disposition also are treated as ordinary gain or loss. These currency fluctuations related gains and losses may increase or decrease the amount of our investment company taxable income to be distributed to our stockholders as ordinary income.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and such distributions are timely designated (“Qualifying Dividends”), they may be eligible for a maximum U.S. federal tax rate of 20%. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends.

Distributions of our capital gain net income (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains, which are currently taxable at a maximum rate of 20% in the case of individuals or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

U.S. stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay U.S. federal income tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to their allocable share of the U.S. federal income tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s adjusted tax basis for their common stock. Since we expect to pay U.S. federal income tax on any retained capital gains at our regular corporate-level U.S. federal income tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of U.S. federal income tax that individual U.S. stockholders will be treated as having paid and for which they will receive a credit will exceed the U.S. federal income tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a U.S. stockholder’s liability for U.S. federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our U.S. stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

We or the applicable withholding agent will provide you with a notice reporting the amount of any ordinary income dividends (including the amount of such dividend, if any, eligible to be treated as qualified dividend income) and capital gain dividends by January 31. For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, if we pay you a dividend in January which was declared in the previous October, November or December to U.S. stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared. If a U.S. stockholder purchases shares of our stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the U.S. stockholder will be subject to U.S. federal income tax on the distribution even though it represents a return of its investment.

Dividend Reinvestment Plan. Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to Runway Growth Capital or our dividend paying agent, as applicable, prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Dispositions. A U.S. stockholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of shares of our common stock in an amount equal to the difference between the U.S. stockholder’s adjusted basis in the shares disposed of and the amount realized on their disposition. Generally, gain recognized by a U.S. stockholder on the disposition of shares of our common stock will result in capital gain or loss to a U.S. stockholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. stockholder upon the disposition of shares of our common stock held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. stockholder. A loss recognized by a U.S. stockholder on a disposition of shares of our common stock will be disallowed as a deduction if the U.S. stockholder acquires additional shares of our common stock (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Tax Shelter Reporting Regulations. Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. We are required in certain circumstances to backup withhold on taxable dividends or distributions paid to non-corporate U.S. stockholders who do not furnish us or the dividend-paying agent with their correct taxpayer identification number (in the case of individuals, generally, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Limitation on Deduction for Certain Expenses. For any period that we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, U.S. stockholders will be taxed as though they received a distribution of some of our expenses. A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. We anticipate that we will qualify as a publicly offered RIC for our current taxable year, but there can be no assurance that we will in fact so qualify for any of our taxable years. If we are not a publicly offered RIC for any period, a non-corporate U.S. stockholder’s allocable portion of our affected expenses, including our management fees, will be treated as an additional distribution to the U.S. stockholder and will be deductible by such U.S. stockholder only to the extent permitted under the limitations described below. For non-corporate U.S. stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC, including advisory fees. In particular, these expenses, referred to as “miscellaneous itemized deductions,” are currently not deductible to an individual or other non-corporate U.S. stockholder (and beginning in 2026, will be deductible only to the extent they exceed 2% of such a U.S. stockholder’s adjusted gross income), and are not deductible for alternative minimum tax purposes.

U.S. Taxation of Tax-Exempt U.S. Stockholders. A U.S. stockholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt U.S. stockholder of the activities we propose to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its stockholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. stockholder generally should not be subject to U.S. taxation solely as a result of the U.S. stockholder’s ownership of shares of common stock and receipt of dividends with respect to such shares. Moreover, under current law, if we incur indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. stockholder. Therefore, a tax-exempt U.S. stockholder should not be treated as earning income from “debt-financed property” and dividends we pay should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that we incur. Proposals periodically are made to change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments. In the event that any such proposals were to be adopted and applied to RICs, the treatment of dividends payable to tax- exempt investors could be adversely affected. In addition, special rules would apply if we were to invest in certain real estate investment trusts or other taxable mortgage pools, which we do not currently plan to do, that could result in a tax-exempt U.S. stockholder recognizing income that would be treated as UBTI.

Taxation of Non-U.S. Stockholders

The following discussion only applies to certain non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences. non-U.S. stockholders should consult their own tax advisers before investing in shares of our common stock.

In general, non-U.S. stockholders that are not otherwise engaged in a U.S. trade or business will not be subject to U.S. federal income on distributions paid by us. However, distributions of our “investment company taxable income” generally are subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if a treaty applies, are attributable to a U.S. permanent establishment of the non-U.S. stockholder), we will not be required to withhold U.S. federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

No withholding is required with respect to dividends paid by us that are properly reported as “interest-related dividends” or “short-term capital gain dividends.” We anticipate that a significant amount of our dividends will qualify as “interest-related dividends” or “short-term capital gain dividends.” Therefore, our distributions of our investment company taxable income generally will not be subject to withholding of U.S. federal tax. To the extent that we make a distribution of dividends that do not qualify as “interest-related dividends” or “short-term capital gain dividends” we will specifically identify the distribution as it will be subject to U.S withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits unless an applicable exception applies, as described above.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax if properly reported by us as capital gain dividends unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States) or, in the case of an individual, the non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder’s allocable share of the corporate-level U.S. federal income tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return

If any actual or deemed distributions of our net capital gains, or any gains realized upon the sale or redemption of our common stock, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a U.S. permanent establishment maintained by the non-U.S. stockholder), such amounts will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, a U.S. stockholder. For a corporate non-U.S. stockholder, the after-tax amount of distributions (both actual and deemed) and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business (and, if a treaty applies, are attributable to a U.S. permanent establishment), may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in shares of our common stock may not be appropriate for certain non-U.S. stockholders.

Non-U.S. stockholders will not generally be subject to U.S. federal income or withholding tax with respect to gain recognized on the sale or other disposition of shares of our common stock.

Under the dividend reinvestment plan, our non-U.S. stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income and is not properly reported by us as a short-term capital gains dividend or interest-related dividend (assuming an extension of the exemption discussed above), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax as described above and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if a treaty applies, is attributable to a U.S. permanent establishment), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

If we were unable to qualify for treatment as a RIC, any distributions by us would be treated as dividends to the extent of our current and accumulated earnings and profits. We would not be eligible to report any such dividends as interest-related dividends, short-term capital gain dividends, or capital gain dividends. As a result, any such dividend paid to a non-U.S. stockholder that is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States) would be subject to the 30% (or reduced applicable treaty rate) U.S. withholding tax discussed above regardless of the source of the income giving rise to such distribution. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the non-U.S. stockholder’s adjusted tax basis, and any remaining distributions would be treated as a gain from the sale of the non-U.S. stockholder’s shares subject to taxation as discussed above. For the consequences to the Company for failing to qualify as a RIC, See “— Failure to Qualify as a RIC” above.

We must generally report to our non-U.S. stockholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the non-U.S. stockholder’s conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the non-U.S. stockholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate (currently 24%). Backup withholding, however, generally will not apply to distributions to a non-U.S. stockholder, provided the non-U.S. stockholder furnishes to us the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN or IRS Form W-8BEN-E, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a non-U.S. stockholder’s U.S. federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either: (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless such foreign entities certify that they do not have a greater than 10% U.S. owner that is a specified U.S. person or provide the withholding agent with identifying information on each greater than 10% U.S. owner that is a specified U.S. person. Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their shares, beneficial owners of our common stock could be subject to this 30% withholding tax with respect to distributions on their shares of our common stock and proceeds from the sale of their shares of our common stock. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.

DESCRIPTION OF OUR SECURITIES

This prospectus contains a summary of our common stock. This summary is not meant to be a complete description of our common stock. However, this prospectus and any accompanying prospectus supplement will describe the material terms and conditions for our common stock.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the MGCL and our charter and bylaws for a more detailed description of the provisions summarized below.

General

Under the terms of our charter, our authorized stock consists of 100 million shares of common stock, par value $0.01 per share, all of which are initially designated as common stock. As permitted by the MGCL, our charter provides that a majority of the entire Board, without any action by our shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Our charter also provides that the Board may classify or reclassify any unissued shares of our common stock into one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. Unless the Board determines otherwise, we will issue all shares of our stock in uncertificated form.

None of our shares of common stock are subject to further calls or to assessments, sinking fund provisions, obligations or potential liabilities associated with ownership of the security (not including investment risks).

The following presents our outstanding classes of securities as of August 31, 2023:

Amount
Outstanding
		Amount Held	Exclusive of
	Amount	by Us or for	Amount Held by Us
Title of Class	Authorized	Our Account	or for Our Account
Common Stock	100,000,000	871,345	40,509,269

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good-faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The MGCL and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise, the material ones of which are discussed below. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We expect the benefits of these provisions to outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board is divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and each year one class of directors will be elected by the stockholders. A classified Board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our bylaws, as authorized by our charter, provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called, and at which a quorum is present, will be required to elect a director. Pursuant to our charter our Board may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board in accordance with our bylaws. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board. Accordingly, at such time, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board or (3) by a stockholder of the Company who is a stockholder of record both at the time of giving of notice provided for in our bylaws and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) by or at the direction of the Board or (2) provided that the Board has determined that directors will be elected at the meeting, by a stockholder of the Company who is a stockholder of record both at the time of giving of notice provided for in our bylaws and at the time of the special meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the Board will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the MGCL, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board shall determine such rights apply.

Control Share Acquisitions

The MGCL Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third;
●	one-third or more but less than a majority; or
●	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board determines that it would be in our best interests to do so.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

●	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
●	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of the corporation and approved by the affirmative vote of at least:

●	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
●	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not “interested persons” as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum

Our charter and bylaws provide that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL, the charter or bylaws or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a federal or state court located in the state of Delaware, provided that to the extent the appropriate court located in the state of Delaware determines that it does not have jurisdiction over such action, then the sole and exclusive forum shall be any federal or state court located in the state of Maryland. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Company, with postage thereon prepaid.

Transfer Restrictions

The shares of our common stock issued and sold by us prior to our initial public offering in reliance upon the available exemptions from the registration requirements of the Securities Act that were not registered for resale in connection with our initial public offering have not been registered under the Securities Act or the securities laws of any jurisdiction and, accordingly, until registered, may not be resold or transferred except as permitted under the Securities Act and the applicable securities laws of any jurisdiction. See “Shares Eligible For Future Sale” for additional information.

REGULATION

The information contained in “Part I, Item 1. Business—Regulation as a Business Development Company” of our most recent Annual Report on Form 10-K is incorporated herein by reference.

PLAN OF DISTRIBUTION

The selling stockholders may offer, from time to time, in one or more offerings or series, up to $21,054,667 shares of our common stock. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities; any options under which underwriters may purchase additional securities from the selling stockholders; and any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation any discounts or concessions allowed or re-allowed or paid to dealers. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

In connection with the sale of the securities, underwriters or agents may receive compensation from the selling stockholders, or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the selling stockholders and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from the selling stockholders will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. The selling stockholders may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

The selling stockholders also may sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus. The selling stockholders also may transfer our securities in other circumstances, in which case the transferees or other successors-in-interest will be the selling beneficial owners for purposes of this prospectus. In connection with sales of the shares of our common stock offered hereby or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of our common stock offered hereby in the course of hedging in positions they assume. The selling stockholders may also sell shares of our common stock offered hereby short and deliver shares of our common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales.

The selling stockholders have informed us that none of them has any agreement or understanding, directly or indirectly, with any person to distribute the securities offered hereby. If any selling stockholders notifies us that an arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering or secondary distribution or a purchase by a broker or dealer, we may be required to file a prospectus supplement pursuant to the applicable rules promulgated under the Securities Act.

There can be no assurance that any selling stockholders will sell any or all of the securities registered pursuant to the registration statement of which this prospectus is a part. We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares of our common stock in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

The selling stockholders will pay all costs, expenses and fees relating to the registration of the securities covered by this prospectus. The selling stockholders will bear any underwriting discounts and commissions and expenses incurred by them for brokerage, accounting, tax or legal services or any other expenses incurred by them in disposing of its shares.

We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, or we may be entitled to contribution.

SELLING STOCKHOLDERS

This prospectus relates to 21,054,667 shares of our common stock being offered for resale on behalf of the selling stockholders identified below. We are registering the shares to permit the selling stockholders to resell the shares when and as they deem appropriate. The following table sets forth, as of August 31, 2023:

●	the name of the selling stockholders;
●	the number and percent of shares of our common stock that the selling stockholders beneficially owned prior to the offering for resale of the shares under this registration statement;
●	the number of shares of our common stock that that may be offered for resale for the account of the stockholders under this registration statement, some or all of which shares may be sold pursuant to this prospectus and any prospectus supplement; and
●	the number and percent of shares of our common stock to be beneficially owned by the selling stockholders after an offering under this registration statement (assuming all of the offered resale shares are sold by the selling stockholder).

The number of shares in the column “Number of Shares Being Offered” represents all of the shares that each selling stockholder may offer under this registration statement. The information included in the table under “Shares Beneficially Owned After Offering” assumes that each Selling Stockholder listed below sells all of the shares set forth under “Number of Shares Being Offered.” This table is prepared solely based on information supplied to us by the listed stockholders and any public documents filed with the SEC. The percentage of beneficial ownership after the offered resale shares are sold is calculated based on 40,509,269 shares of our Common Stock outstanding as of August 31, 2023.

We do not know how long the selling stockholders will hold the shares before selling them or how many shares they will sell, and we currently have no agreements, arrangements or understandings with the selling stockholders regarding the sale of any of the shares under this registration statement. The shares offered by this prospectus may be offered from time to time by the selling stockholders listed below.

	Shares Beneficially Owned			Number of	Shares Beneficially Owned
	Prior to Offering			Shares Being	After Offering
Stockholders	Number	Percent		Offered	Number	Percent
OCM Growth Holdings LLC	21,030,578	51.92%		21,030,578	—	—%
Oaktree Opportunities Fund XB Holdings DE LP	24,089	*	%	24,089	—	—%

*Less than 1%

Shares of our common stock sold by the selling stockholders will generally be freely tradable. Sales of substantial amounts of our common stock, including by the selling stockholders, or the availability of such common stock for sale, whether or not sold, could adversely affect the prevailing market prices for our common stock.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities and loan documents are held by U.S. Bank Trust Company, National Association, pursuant to a custodian agreement. The principal business address of U.S. Bank Trust Company, National Association, is 190 S. LaSalle Street, 8th Floor, Chicago, IL 60603. American Stock Transfer & Trust Company LLC will serve as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company LLC is 6201 15th Avenue, Brooklyn, NY 11219.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our Board, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the 1934 Act, the Adviser may select a broker based upon brokerage or research services provided to the Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

The validity of the common stock offered hereby and certain legal matters for us in connection with the offering will be passed upon for us by Eversheds Sutherland (US) LLP. Eversheds Sutherland (US) LLP also represents the Adviser.

Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements, financial highlights and senior securities table of Runway Growth Finance Corp., included in this prospectus and elsewhere in the registration statement have been incorporated by reference herein and in the registration statement in reliance upon the reports of RSM US LLP, our independent registered public accounting firm, incorporated by reference herein, upon the authority of said firm as experts in accounting and auditing.

The address of RSM US LLP is 30 S.Wacker Drive, Suite 3200 Chicago, Illinois 60606.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We also file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the 1934 Act.

We furnish our stockholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law.

We make available on our website (https://runwaygrowth.com/document-center/) our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K. The SEC also maintains a website (www.sec.gov) that contains such information. The reference to our website is an inactive textual reference only and the information contained on our website or the SEC’s website is not incorporated as a part of this prospectus. You may also obtain such information free of charge by contacting us in writing at 205 N. Michigan Ave., Suite 4200, Chicago, IL 60601, or by emailing us at prospectus@runwaygrowth.com.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to such information incorporated by reference. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement, if any, is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement, if any, have been sold or we otherwise terminate the offering of those securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement, if any. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus any accompanying prospectus supplement, if any, and other information previously filed with the SEC.

The prospectus incorporates by reference the documents set forth below that have been previously filed with the SEC:

●	our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 2, 2023;
●	our Definitive Proxy Statement on Schedule 14A, filed with the SEC on May 4, 2023;
●	our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023 and June 30, 2023, filed with the SEC on May 9, 2023, August 8, 2023, respectively;
●	our Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on January 9, 2023, January 10, 2023, March 13, 2023, April 6, 2023, April 14, 2023, April 19, 2023, June 16, 2023, July 11, 2023, July 31, 2023, August 8, 2023, August 18, 2023; and
●	the description of our Common Stock referenced in our Registration Statement on Form 8-A (No. 001-40938), as filed with the SEC on October 20, 2021, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

See “Available Information” for information on how to obtain a copy of these filings

RUNWAY GROWTH FINANCE CORP.

21,054,667

Shares of Common Stock

PROSPECTUS

, 2023

Runway Growth Finance Corp.

PART C

Other Information

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

The financial statements as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022 have been incorporated by reference in this registration statement in “Part A — Incorporation of Certain Information by Reference.”

The interim unaudited consolidated financial statements as of June 30, 2023 and for the three and nine months ended June 30, 2023 also have been incorporated by reference in this registration statement in “Part A — Incorporation of Certain Information by Reference.”

(2) Exhibits

Exhibit No.	Description

(a)(1)	Articles of Amendment and Restatement(1)
(a)(2)	Articles of Amendment(2)
(b)(1)	Second Amended and Restated Bylaws(2)
(c)(1)	Voting Proxy of OCM Growth Holdings, LLC in favor of Runway Growth Credit Fund Inc.(4)
(d)(1)	Form of Subscription Agreement(3)
(e)(1)	Amended and Restated Dividend Reinvestment Plan(15)
(f)	Not applicable.
(g)(1)	Second Amended and Restated Investment Advisory Agreement between Runway Growth Credit Fund Inc. and Runway Growth Capital LLC, as the investment adviser(5)
(h)	Form of Underwriting Agreement(14)
(i)	Not applicable.
(j)(1)	Custody Agreement between Runway Growth Credit Fund Inc. and U.S. Bank National Association, as the custodian.(1)
(j)(2)

Amendment No.1 to the Custody Agreement between RSV Growth Credit Fund Inc. and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as the custodian(17)

(k)(1)	Amended and Restated Administration Agreement, dated as of June 28, 2021, by and between Runway Growth Credit Fund Inc. and Runway Administrator Services LLC, as administrator.(13)
(k)(2)	Stockholder Agreement between Runway Growth Credit Fund Inc. and OCM Growth Holdings, LLC(1)
(k)(3)	Form of Indemnification Agreement(6)
(k)(4)	Trademark License Agreement by and between Runway Growth Capital LLC and the Registrant(7)
(k)(5)	Transfer Agent Agreement by and between American Stock Transfer & Trust Company, LLC and the Registrant(8)
(k)(6)	Marketing and Consulting Agreement by and between Pickwick Capital Partners, LLC, Runway Growth Capital LLC and the Registrant(9)
(k)(7)	Marketing and Consulting Agreement by and between Peak Capital Limited, Runway Growth Capital LLC and the Registrant(9)
(k)(8)

Credit Agreement, dated as of May 31, 2019, by and among the Company, as borrower, KeyBank National Association, as administrative agent and syndication agent, CIBC Bank USA, as documentation agent, U.S. Bank National Association, as paying agent, the guarantors from time to time party thereto, and the lenders from time to time party thereto.(10)

(k)(9)

First Amendment to Credit Agreement, dated as of November 10, 2020, among the Company, as borrower; the financial institutions party thereto as lenders; KeyBank National Association, as administrative agent and lender; CIBC Bank USA, as documentation agent and lender; and U.S. Bank National Association, as paying agent.(11)

(k)(10)

Second Amendment to Credit Agreement, dated as of December 2, 2020, among the Company, as borrower; the financial institutions party thereto as lenders; KeyBank National Association, as administrative agent and lender; CIBC Bank USA, as documentation agent and lender; MUFG Union Bank, N.A., as co-documentation agent and lender; and U.S. Bank National Association, as paying agent.(12)

Exhibit No.	Description

(k)(11)

Third Amendment to Credit Agreement, dated as of June 1, 2021, among the Company, as borrower; the financial institutions party thereto as lenders; KeyBank National Association, as administrative agent and lender; CIBC Bank USA, as documentation agent and lender; MUFG Union Bank, N.A., as co-documentation agent and lender; and U.S. Bank National Association, as paying agent.(14)

(k)(12)

Fourth Amendment to Credit Agreement, dated as of August 3, 2021, among Runway Growth Credit Fund Inc., as borrower; the financial institutions party thereto as lenders; KeyBank National Association, as administrative agent and lender; CIBC Bank USA, as documentation agent and lender; MUFG Union Bank, N.A. as co-documentation agent and lender; and U.S. Bank National Association, as paying agent.(13)

(k)(13)	Master Note Purchase Agreement by and between the Company and the purchasers party thereto, dated December 13, 2021.(16)
(k)(14)

Fifth Amendment to Credit Agreement, dated as of October 19, 2021, among Runway Growth Finance Corp., as borrower; the financial institutions party thereto as lenders; KeyNak National Association, as administrative agent and lender; CIBC Bank USA, as documentation agent and lender; MUFG Union Bank, N.A. as co-documentation agent and lender; and U.S. Bank National Association, as paying agent.(18)

(k)(15)

Amended and Restated Credit Agreement, dated as of April 20, 2022, among Runway Growth Finance Corp., as borrower; the financial institutions party thereto as lenders; KeyBank National Association, as administrative agent and lender; CIBC Bank USA, as documentation agent and lender; MUFG Union Bank, N.A.as co-documentation agent and lender; and U.S. Bank National Association, as paying agent.(19)

(k)(16)

Second Amendment to the Amended and Restated Credit Agreement, dated as of January 4, 2023, among Runway Growth Finance Corp., as borrower; the financial institutions parties thereto as lenders; and KeyBank National Association, as administrative agent and lender; CIBC Bank USA, as documentation agent; MUFG Union Bank, Ltd. (as successor-in-interest to MUFG Union Bank, N.A.), as documentation agent; and U.S. Bank Trust Company, National Association, as paying agent.(20)

(n)(1)	Consent of Independent Registered Public Accounting Firm*
(r)	Joint Code of Ethics(13)
(s)	Calculation of Filing Fee Table*
*	filed herewith
(1)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the SEC on December 19, 2016.
(2)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the SEC on August 19, 2021.
(3)	Previously filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q filed with the SEC on August 10, 2017.
(4)	Previously filed as an exhibit to the Registrant’s Annual Report on Form 10-K filed with the SEC on March 29, 2017.
(5)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the SEC on May 28, 2021.
(6)	Previously filed as an exhibit to the Registrant’s Registration Statement on Form 10 (File No. 000-55544) filed with the SEC on February 12, 2016.
(7)	Previously filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q filed with the SEC on November 9, 2017.
(8)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the SEC on December 28, 2018.
(9)	Previously filed as an exhibit to the Registrant’s Annual Report on Form 10-K filed with the SEC on March 28, 2019.
(10)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the SEC on June 6, 2019.
(11)	Previously filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q filed with the SEC on November 12, 2020.
(12)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the SEC on December 4, 2020.

(13)	Previously filed as an exhibit to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 5, 2021.
(14)	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333- 259824) filed with the SEC on September 27, 2021.
(15)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the SEC on October 27, 2021.
(16)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the SEC on December 13, 2021.
(17)	Previously filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2023.
(18)	Previously filed as an exhibit to the Company’s Annual Report on Form 10-K filed with the SEC on March 14, 2022.
(19)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on April 22, 2022.
(20)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on January 9, 2023.

Item 26. Marketing Arrangements

The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Amount in
thousands
U.S. Securities and Exchange Commission registration fee	$30,047
FINRA Filing Fee	$41,398
Printing expenses(1)	$150,000
Legal fees and expenses(1)	$250,000
Accounting fees and expenses(1)	$230,000
Miscellaneous(1)	$35,000
Total	$736,445
(1)	These amounts are estimates.

Item 28. Persons Controlled by or Under Common Control

The information contained under the headings “The Company,” “Management,” “Related-Party Transactions and Certain Relationships” and “Control Persons and Principal Shareholders” in this Registration Statement is incorporated herein by reference.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of our common stock as of August 31, 2023.

Title of Class
Common Stock	96

Item 30. Indemnification

Section 2-418 of the Maryland General Corporation Law allows for the indemnification of officers, directors and any corporate agents in terms sufficiently broad to indemnify these persons under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the Securities Act. Our charter and bylaws provide that we shall indemnify our directors and officers to the fullest extent authorized or permitted by law and this right to indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, we are not obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by the person unless the proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification conferred includes the right to be paid by us the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

So long as we are regulated under the 1940 Act, the above indemnification is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

The Adviser and its affiliates (each, an “Indemnitee”) are not liable to us for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in our best interests absent such Indemnitee’s gross negligence, knowing and willful misconduct, or fraud or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of the Company who is not an affiliate of such Indemnitee, provided that such person was selected, engaged or retained without gross negligence, willful misconduct, or fraud.

We will indemnify each Indemnitee against any liabilities relating to the offering of our common stock or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser.

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in this Registration Statement in the sections entitled “The Company,” “Management” and “Management and Other Agreements.” Additional information regarding the Adviser and its officers is set forth in its Form ADV, filed with the SEC (SEC File No. 801-108476), and is incorporated herein by reference.

Item 32. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)The Registrant, 205 N. Michigan Ave, Suite 4200, Chicago, IL 60601;
(2)The custodian, U.S. Bank Trust Company, National Association, is 190 S. LaSalle Street, 8th Floor, Chicago, IL 60603
(3)The transfer agent, American Stock Transfer & Trust Company LLC 6201 15th Avenue, Brooklyn, NY 11219; and
(4)The Adviser, 205 N. Michigan Ave, Suite 4200, Chicago, IL 60601.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1)	Not applicable.
(2)	Not applicable.
(3)	(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)to include any prospectus required by Section 10(a)(3) of the Securities Act;
(ii)to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b), if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
(iii)to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (a)(i), (ii) and (iii) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of Form N-2 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b), that is part of the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of those securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser,

(i)	if the Registrant is relying on Rule 430B:
(A)each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(B)each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date;
(ii)	that if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;
(ii)	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;
(iii)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(iv)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser;
(4)	Not applicable.
(5)	that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;
(6)	insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
(7)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and the State of Illinois on the 5th day of September, 2023.

RUNWAY GROWTH FINANCE CORP.

By:	/s/ Greg Greifeld
Name: Greg Greifeld
Title: Acting Chief Executive Officer

POWER OF ATTORNEY

Each officer and director of Runway Growth Credit Fund Inc. whose signature appears below constitutes and appoints Greg Greifeld and Thomas B. Raterman, and each of them to act without the other, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him or her and in his or her name, place and stead, in any and all capacities, to execute and file any or all amendments including any post-effective amendments and supplements to this registration statement, and any additional registration statement filed pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 5th, 2023.

Date: September 5, 2023	By:	/s/ Greg Greifeld
Greg Greifeld
Acting Chief Executive Officer (Principal Executive Officer)

Date: September 5, 2023	By:	/s/ Thomas B. Raterman
Thomas B. Raterman
Acting President, Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)

Date: September 5, 2023	By:	/s/ Julie Persily
Julie Persily
Acting Chairperson

Date: September 5, 2023	By:	/s/ Gary Kovacs
Gary Kovacs
Director

Date: September 5, 2023	By:	/s/ John Engel
John Engel
Director

Date: September 5, 2023	By:	/s/ Gregory M. Share
Gregory M. Share
Director